UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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HERITAGE FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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721 North Westover Boulevard
Albany, Georgia  31707
(229) 420-0000

May 6, 2011

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Heritage Financial Group, Inc., we cordially invite you to attend the 2011 Annual Meeting of Stockholders.  The meeting will be held at 10:00 a.m. local time, on June 22, 2011, at the Hilton Garden Inn, 101 South Front Street, Albany, Georgia.  At the Annual Meeting, I will give management’s report to you on the Company’s 2010 financial and operating performance and will entertain your questions and comments.

A Proxy Statement describing the business to be conducted at the Annual Meeting and a proxy card enabling you to vote without attending the meeting is enclosed.  Our Annual Report to Stockholders for the year ended December 31, 2010, also is included.  In accordance with the rules of the Securities and Exchange Commission, our Proxy Statement, proxy card and Annual Report to Stockholders is available on the Internet at http://www.irinfo.com/hbos/hbos.html.

An important part of the Annual Meeting is the stockholder vote on corporate business items.  I urge you to exercise your rights as a stockholder to vote and participate in this process.  Stockholders are being asked to consider and vote upon:  (1) the election of two directors of the Company; (2) the approval of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan; (3) an advisory (non-binding) resolution to approve our executive compensation as disclosed in the enclosed Proxy Statement; (4) an advisory (non-binding) vote on whether stockholders should vote on executive compensation every one, two or three years; and (5) the ratification of the appointment of Mauldin & Jenkins, LLC, as the Company’s independent registered public accounting firm.

We encourage you to attend the meeting in person.  Whether or not you plan to attend the meeting, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return the proxy card in the accompanying postage-paid return envelope as promptly as possible.  This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Your Board of Directors and management are committed to the continued success of Heritage Financial Group, Inc. and the enhancement of your investment.  As President and CEO, I want to express my appreciation for your confidence and support.

Sincerely,
O. Leonard Dorminey
President and Chief Executive Officer

721 North Westover Boulevard
Albany, Georgia   31707
(229) 420-0000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 22, 2011

Notice is hereby given that the Annual Meeting of Stockholders of Heritage Financial Group, Inc., will be as follows;

TIME	Wednesday, June 22, 2011, at 10:00 a.m. Eastern time
PLACE	Hilton Garden Inn
101 South Front Street
Albany, Georgia
BUSINESS	(1)	The election of two directors of Heritage Financial Group, Inc.
	(2)	Approval of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan.
	(3)	Adoption of an advisory (non-binding) resolution to approve our executive compensation as disclosed in the Proxy Statement.
	(4)	Adoption of an advisory (non-binding) vote on whether stockholders should vote on executive compensation every one, two or three years.
	(5)	The ratification of the appointment of Mauldin & Jenkins, LLC, as Heritage Financial Group, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2011.
	(6)	Such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

RECORD DATE
Holders of record of Heritage Financial Group, Inc. common stock at the close of business on April 25, 2011, are entitled to receive this Notice and to vote at the Annual Meeting, or any adjournment or postponement thereof.

PROXY VOTING
It is important that your shares be represented and voted at the Annual Meeting.  You can vote your shares by completing and returning the enclosed proxy card or by submitting a ballot at the Annual Meeting.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card, which is solicited on behalf of the Board of Directors.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed within the United States.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

O. Leonard Dorminey
President and Chief Executive Officer
Albany, Georgia
May 6, 2011

IMPORTANT NOTICE:  Availability of Proxy Materials for the Meeting To Be Held on June 22, 2011.
Heritage Financial Group, Inc.’s Proxy Statement, Annual Report to Stockholders and Form of Proxy
are available on the Internet at http://www.irinfo.com/hbos/hbos.html.
You are encouraged to review all of the information contained in these materials before voting.

721 North Westover Boulevard
Albany, Georgia   31707
(229) 420-0000

PROXY STATEMENT

INTRODUCTION

Heritage Financial Group, Inc.’s Board of Directors is using this proxy statement to solicit proxies from the holders of Heritage Financial Group, Inc. common stock for use at our upcoming Annual Meeting of Stockholders.  The Annual Meeting of Stockholders will be held at 10:00 a.m., Eastern time on Wednesday, June 22, 2011, at the Hilton Garden Inn, 101 South Front Street, Albany, Georgia.  At the Annual Meeting, stockholders will be asked to vote on five proposals:  (1) the election of two directors of the Company for a term of three years each; (2) the approval of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan (hereinafter referred to as the “2011 Incentive Plan”); (3) an advisory (non-binding) resolution to approve our executive compensation as disclosed in this proxy statement; (4) an advisory (non-binding) vote on whether stockholders should vote on executive compensation every one, two or three years; and (5) the ratification of the appointment of Mauldin & Jenkins, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  These proposals are described in more detail below.  Stockholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented.

Heritage Financial Group, Inc. is referred to in this proxy statement from time to time as the “Company.”  Certain of the information in this proxy statement relates to HeritageBank of the South, a wholly owned subsidiary of the Company, which is referred to in this proxy statement from time to time as the “Bank.”  The Company was formed during 2010 in connection with the second-step conversion of Heritage MHC and is the successor to the Bank’s former public holding company, Heritage Financial Group, which is referred to in this proxy statement as “Old Heritage.”

By submitting your proxy, you authorize the Company’s Board of Directors to represent you and vote your shares at the Annual Meeting in accordance with your instructions.  The Board also may vote your shares to adjourn the Annual Meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the Annual Meeting.

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2010, which includes the Company’s audited financial statements, is being provided with this proxy statement.  Although the annual report is being mailed to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

This proxy statement, the Annual Report to Stockholders for the fiscal year ended December 31, 2010 and the accompanying materials are being mailed to stockholders on or about May 6, 2011 and also are available to you on the Internet at http://www.irinfo.com/hbos/hbos.html.

Your vote is important.  Whether or not you plan to attend the Annual
Meeting, please submit your proxy promptly in the enclosed envelope.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote on the following proposals:

Proposal 1.	Election of two directors of Heritage Financial Group, Inc. for a term of three years each.

Proposal 2.	Approval of the 2011 Incentive Plan.

Proposal 3.	Adoption of an advisory (non-binding) resolution to approve our executive compensation as disclosed in this proxy statement.

Proposal 4.	Adoption of an advisory (non-binding) vote on whether stockholders should vote on executive compensation every one, two or three years.

Proposal 5.	Ratification of the appointment of Mauldin & Jenkins, LLC, as Heritage Financial Group, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The stockholders also will transact any other business that may properly come before the Annual Meeting.  As of the date of this proxy statement, the Board of Directors knows of no other business to be presented for consideration at the Annual Meeting.  Members of our management team will be present at the Annual Meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

We have fixed the close of business on April 25, 2011, as the record date for the 2011 Annual Meeting.  Only stockholders of record of Heritage Financial Group, Inc. common stock on that record date are entitled to notice of and to vote at the Annual Meeting.  You are entitled to one vote for each share of Heritage Financial Group, Inc. common stock you own.  On April 25, 2011, 8,710,511 shares of Heritage Financial Group, Inc. common stock were outstanding and entitled to vote at the Annual Meeting.

What if my shares are held in "street name" by a broker?

If your shares are held in “street name” by a broker, your broker is required to vote your shares in accordance with your instructions.  If you do not give instructions to your broker, your broker will be entitled to vote your shares with respect to “discretionary” items, but your broker will not be permitted to vote your shares with respect to “non-discretionary” items.  In the case of non-discretionary items, your shares will be treated as “broker non-votes.”  Whether an item is discretionary is determined by the exchange rules governing your broker.  The election of directors, the two advisory (non-binding) actions relating to executive compensation and the approval of the equity incentive plan are non-discretionary items.  The proposal to ratify the registered public accounting firm is considered a discretionary item.

How will my shares of common stock held in the employee stock ownership plan be voted?

We maintain an employee stock ownership plan ("ESOP") that owns 669,107 or 7.7% of Heritage Financial Group, Inc. common stock.  Employees of Heritage Financial Group, Inc. and the Bank participate in the ESOP.  As of the voting record date, 217,885 shares have been allocated to ESOP participants.  Each ESOP participant has the right to instruct the trustee of the plan how to vote the shares of Heritage Financial Group, Inc. common stock allocated to his or her account under the ESOP.  If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions.  Shares of Heritage Financial Group, Inc. common stock held in the ESOP, but not allocated to any participant's account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Heritage Financial Group, Inc. common stock entitled to vote at the Annual Meeting as of the record date will constitute a quorum.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice of the adjourned meeting will be given, unless the adjourned meeting is set to be held after July 22, 2011.  An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the Annual Meeting and described in these materials.  Shares of Heritage Financial Group, Inc. common stock can only be voted if the stockholder is present in person or by proxy at the Annual Meeting.  To ensure your representation at the Annual Meeting, we recommend you vote by proxy even if you plan to attend the Annual Meeting.  You can always change your vote at the meeting.

Voting instructions are included on your proxy card.  You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children – in which case you will receive three separate proxy cards to vote.

Shares of Heritage Financial Group, Inc. common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder's instructions.  Where properly executed proxies are returned to Heritage Financial Group, Inc. without specific voting instructions, the persons named in the proxy will vote the shares "FOR" the election of management's director nominees, “FOR” a resolution approving the 2011 Incentive Plan, "FOR" the advisory (non-binding) resolution to approve our executive compensation, “FOR” a resolution that stockholders should vote on executive compensation every three years and "FOR" the ratification of the appointment of Mauldin & Jenkins, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  Should any other matters be properly presented at the Annual Meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  No other matters currently are expected by the Board of Directors to be properly presented at the Annual Meeting.

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

Can I change my vote after I submit my proxy?

You may revoke your proxy before it is voted by:

•	Properly completing, signing and submitting a new proxy with a later date;

•	notifying the Secretary of Heritage Financial Group, Inc. in writing before the Annual Meeting that you have revoked your proxy; or

•	voting in person at the Annual Meeting.

Your proxy will not be revoked automatically solely by your attending the Annual Meeting; you must submit a proper ballot at the meeting to revoke your prior proxy.

How will abstentions be treated?

If you abstain from voting, your shares still will be included for purposes of determining whether a quorum is present.  Because directors will be elected by a plurality of the votes cast, abstaining is not offered as a voting option for Proposal 1.  Because the 2011 Incentive Plan must be approved by a majority of the outstanding shares, abstaining from voting on Proposal 2 will have the same effect as voting against the proposal.  If you abstain from voting on Proposals 3, 4 or 5, your shares will not be included in the number of shares voting on the proposal and, consequently, your abstention will have no effect on whether the proposal is approved.

How will broker non-votes be treated?

Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast.  Proposal 1 is a non-discretionary item that includes broker non-votes; however, because the directors are elected by a plurality of the votes cast, the broker votes will have no impact on the election results.  If you do not instruct your broker, bank or nominee how to vote your shares on Proposal 2, your shares will not be voted with respect to the 2011 Incentive Plan, which will have the same effect as voting against the 2011 Incentive Plan.  If you do not instruct your broker, bank or nominee how to vote your shares on Proposal 3, 4 or 5, your shares will not be included in the number of shares voting on the proposals and will have no effect on whether the proposals are approved.

Vote required to approve Proposal 1: Election of two directors.

Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting by holders of Heritage Financial Group, Inc. common stock.  Pursuant to our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the election of directors.  Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

Vote required to approve Proposal 2: Approval of the 2011 Incentive Plan.

Approval of the 2011 Incentive Plan requires the affirmative vote of a majority of the shares eligible to be cast, in person or by proxy, at the Annual Meeting.  In determining the percentage of shares that have been affirmatively voted on the proposal to approve the 2011 Incentive Plan, the affirmative votes will be measured against the aggregate votes against the proposal plus the abstentions from voting on the proposal.  Therefore, abstentions and broker non-votes will have the same effect as a vote against the proposal.  Our Board of Directors unanimously recommends that you vote "FOR" the approval of the 2011 Incentive Plan.

Vote required to approve Proposal 3: Advisory resolution to approve our executive compensation.

The adoption of the advisory (non-binding) resolution to approve our executive compensation as disclosed in this proxy statement requires the affirmative vote of a majority of the votes cast in person or by proxy, at the Annual Meeting.  Our Board of Directors unanimously recommends that you vote "FOR" the adoption of the advisory (non-binding) resolution to approve our executive compensation as disclosed in this proxy statement.

Vote required to approve Proposal 4: Advisory resolution on whether stockholders should vote on executive compensation every one, two or three years.

The adoption of an advisory (non-binding) resolution on whether stockholders should vote on executive compensation every one, two or three years requires the affirmative vote of a majority of the votes cast in person or by proxy, at the Annual Meeting. Our Board of Directors unanimously recommends that you vote "FOR" the adoption of the advisory (non-binding) resolution to have stockholders vote on executive compensation every three years.

Vote required to approve Proposal 5: Ratification of the Appointment of Our Independent Registered Public Accounting Firm.

Ratification of the appointment of Mauldin & Jenkins, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2011, requires the affirmative vote of the majority of shares cast, in person or by proxy, at the Annual Meeting by holders of Heritage Financial Group, Inc. common stock.  Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify Mauldin & Jenkins, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Proxy solicitation costs.

We will pay the cost of soliciting proxies.  In addition to this mailing, our directors, officers and employees may solicit proxies personally, electronically or by telephone.  We will reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Heritage Financial Group, Inc. has retained Corporate Communications, Inc., to serve as its investor relations firm and pays a monthly retainer for that service.  Heritage Financial Group, Inc. has asked Corporate Communications, Inc. to assist it in soliciting proxies from record and beneficial owners of the Company’s common stock.  Corporate Communications, Inc. will not receive any additional compensation for this solicitation service.

STOCK OWNERSHIP

Stock Ownership of Significant Stockholders, Directors and Executive Officers

The following table presents information regarding beneficial ownership of the Company’s common stock as of April 25, 2011, by: (1) any persons or entities known by management to beneficially own more than 5% of the outstanding shares of our common stock; (2) each director and director nominee of Heritage Financial Group, Inc. and each director of the Bank; (3) each executive officer of the Company named in the 2010 Summary Compensation Table appearing below (the “named executive officers”); and (4) all of the directors and executive officers of the Company and the directors of the Bank as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, so shares of common stock that are subject to outstanding options that are currently exercisable or exercisable within 60 days after April 25, 2011, are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  The address of each of the beneficial owners, except where otherwise indicated, is the same address as Heritage Financial Group, Inc.  At April 25, 2011, there were 8,710,511 shares of Heritage Financial Group, Inc. common stock outstanding.

Beneficial Owners	Number of Shares Beneficially Owned(1)		Percent of Common Stock Outstanding
Beneficial Owners of More than 5%
Clover Partners, L.P. and Clover Investments, L.L.C.	604,764	(2)	6.94%
100 Crescent Court, Suite 575, Dallas TX 75201

Firefly Value Partners, LP and FVP Master Fund, L.P.	482,339	(3)	5.54%
551 Fifth Avenue, 36th Floor, New York, NY 10176

Heritage Financial Group, Inc. Employee Stock Ownership Plan	669,107	(4)	7.68%
(“ESOP”)

Sy Jacobs and Jacobs Asset Management, LLC	619,419	(5)	7.11%
11 East 26 Street, New York, NY 10010

Wellington Management Company, LLP	862,353	(6)	9.90%
280 Congress Street, Boston MA 02210

Directors and Executive Officers
Antone D. Lehr	59,878	(7)	0.69%
Joseph C. Burger, Jr.	54,053	(8)	0.62
O. Leonard Dorminey	193,365	(9)	2.19
Carol W. Slappey	108,823	(10)	1.24
J. Keith Land	41,676	(11)	0.48
Douglas J. McGinley	42,676	(12)	0.49
J. Lee Stanley	48,581	(13)	0.56
J. Edward Cassity (Director of the Bank)	9,188		0.11
James H. Moore, III (Director of the Bank)	18,078	(14)	0.21
Hubert F. Scott (Director of the Bank)	2,837	(15)	0.03
Fred F. Sharpe (Director of the Bank)	14,316	(16)	0.16
T. Heath Fountain	30,788	(17)	0.35
O. Mitchell Smith	41,247	(18)	0.47
All directors and executive officers of the Company and directors of the Bank as a group (14 persons)	675,529	(19)	7.76%
____________________________________
(1)
Except as otherwise noted, the beneficial ownership reported in this table is sole voting and investment power.  All amounts include options to purchase shares of common stock, which are exercisable within 60 days of April 25, 2011.

(2)	Information obtained from a Form 13G filed by Clover Partners, L.P. and Clover Investments, L.L.C. on February 8, 2011.
(3)	Information obtained from a Form 13G filed by Firefly Value Partners, LP and FVP Master Fund, L.P. on March 22, 2011.
(4)
Includes 217,885 shares allocated to the accounts of ESOP participants as of the voting record date.  First Bankers Trust Services, Inc., the trustee of the ESOP, may be deemed to beneficially own the ESOP shares not allocated to participants.  The ESOP filed a Schedule 13G amendment with the Securities and Exchange Commission on February 14, 2011.

(5)	Information obtained from a Schedule 13G filed by Sy Jacobs and Jacobs Asset Management, LLC on February 14, 2011.
(6)	Information obtained from a Schedule 13G filed by Wellington Management Company, LLP on February 14, 2011.
(7)	Includes options to acquire 23,071 shares, 9,130 shares held by Mr. Lehr’s spouse and 1,846 unvested shares of restricted stock over which Mr. Lehr has only voting power.
(8)	Includes options to acquire 23,071 shares, 8,377 shares held by Mr. Burger’s spouse and 1,846 unvested shares of restricted stock over which Mr. Burger has only voting power.
(9)
Includes options to acquire 111,414 shares, 6,437 shares held in a 401(k) plan at the Bank, 9,415 allocated ESOP shares, 9,424 shares held by his spouse, 7,003 shares held in an IRA account, 2,094 shares by his son and daughter, 30,425 shares pledged as security for debt and 8,929 unvested shares of restricted stock over which Mr. Dorminey has only voting power.

(10)
Includes options to acquire 57,801 shares, 2,307 shares held in an IRA account, 8,692 allocated ESOP shares, 2,931 shares held by her spouse and 4,614 unvested shares of restricted stock over which Ms. Slappey has only voting power.

(11)	Includes options to acquire 23,071 shares, 6,870 pledged shares as security for debt and 1,846 unvested shares of restricted stock over which Mr. Land has only voting power.
(12)	Includes options to acquire 23,071 shares, 2,000 shares held in an IRA account and 1,846 unvested shares of restricted stock over which Mr. McGinley has only voting power.

Footnotes continued on next page

_________________________________
(13)	Includes options to acquire 23,071 shares, 10,000 shares held in an IRA account and 1,846 unvested shares of restricted stock over which Mr. Stanley has only voting power.
(14)	Includes 16,318 shares held in an IRA account.
(15)	All these shares are held by a limited liability company controlled by Mr. Scott.
(16)	Includes 1,675 shares in a 401(k) plan and 1,256 shares held by Mr. Sharpe’s spouse.
(17)
Includes options to acquire 11,058 shares, 6,934 shares held in a 401(k) plan at the Bank, 100 shares held in a UTMA for his son, 4,760 allocated ESOP shares, 3,692 shares pledged as security for debt and 1,845 unvested shares of restricted stock over which Mr. Fountain has only voting power.

(18)
Includes options to acquire 13,822 shares, 5,236 shares held in a 401(k) plan at the Bank, 246 shares held by his daughters, 5,027 allocated ESOP shares and 1,108 unvested shares of restricted stock over which Mr. Smith has only voting power.

(19)
Includes shares held directly, as well as shares held jointly with family members, shares held in retirement and ESOP accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers.  Also includes stock options for 309,450 shares which are exercisable or which will become exercisable within 60 days of April 25, 2011 and 40,987 shares pledged as security for debt.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 requires Heritage Financial Group, Inc.'s directors and executive officers, and persons who own more than 10% of the Company’s common stock to report their initial ownership of and any subsequent changes in their stock ownership to the SEC.  Specific due dates for these reports have been established by the SEC, and Heritage Financial Group is required to disclose in this proxy statement any late filings or failures to file.  The Company believes, based solely on a review of the copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2010, that all Section 16(a) filing requirements applicable for our executive officers, directors and greater than 10% beneficial owners during the 2010 fiscal year were met.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees and Directors

The Company’s Board of Directors consists of seven directors, divided into three classes, as nearly equal as possible, with approximately one-third of the directors elected each year.  Directors in each class are elected to serve for three-year terms and until their successors are elected and qualified.  The term of one of the classes of directors will expire at the Annual Meeting.

The Board of Directors selects nominees for election as directors based on the recommendations of its Nominating Committee.  The nominees for election at the Annual Meeting are Joseph C. Burger, Jr. and Carol W. Slappey, who currently serve as Company directors.  Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority for the current nominee who is unable to stand for election.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The table below sets forth information regarding each director and each nominee for director of the Company, including his or her age, position on the Board and term of office.

The Board of Directors recommends you vote "FOR" each of the director nominees.
Name	Age(1)	Position(s) Held with Heritage Financial Group, Inc.	Director Since	Term to Expire

		Director Nominees
Joseph C. Burger, Jr.	74	Vice-Chairman and Secretary	2002	2014(2)
Carol W. Slappey	55	Executive Vice President and Director	2002	2014(2)

		Directors Continuing in Office
O. Leonard Dorminey	58	President, Chief Executive Officer and Director	2002	2012
Antone D. Lehr	70	Chairman	2002	2012
J. Keith Land	60	Director	2006	2013
Douglas J. McGinley	62	Director	2004	2013
J. Lee Stanley	63	Director	2006	2013
_________________________________
(1)	At December 31, 2010.
(2)	Assuming the nominee is elected at the Annual Meeting.

Business Experience and Qualifications of Directors

The Board believes that the many years of service that our directors have at the Company, the Bank or at other financial institutions is one of the directors’ most important qualifications for service on our Board.  This service has given them extensive knowledge of the banking business and our Company.  Furthermore, their service on our Board committees, especially in areas of audit, compliance and compensation is critical to their ability to oversee the management of the Bank by our executive officers.  Service on the Board by our President and Chief Executive Officer is critical to aiding the outside directors understand the critical and complicated issues that are common in the banking business.  Each outside director brings special skills, experience and expertise to the Board as a result of their other business activities and associations.  The business experience of each director of Heritage Financial Group, Inc. for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that supports his or her service as a director are set forth below.

Joseph C. Burger, Jr.  Mr. Burger is currently retired.  He has served as a director of the Bank since 1987.  From 1978 to 2002, Mr. Burger was an Associate Professor in the University System of Georgia and taught courses in accounting and finance.  Prior to that, he served as a controller at the Albany Georgia Marine Logistics Base and a Marine division.  His accounting knowledge and experience is important to his service on the Board and its Audit Committee.  His participation in our local community for 39 years brings knowledge of the local economy and business opportunities for the Bank.

O. Leonard Dorminey.  Mr. Dorminey has served as President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank since 2003.  From 2001 to 2003, he served as Executive Vice President of the Bank and managed its Commercial Lending Division.  He has served as a director of the Bank since 2001.  From 1999 to 2001, Mr. Dorminey was President and Chief Executive Officer of First National Bank of South Georgia.  Prior to that, he was employed for nine years by SunTrust Bank of South Georgia as the Albany Division Manager responsible for retail, commercial and private banking functions in the Albany market.  Mr. Dorminey serves on the board of directors, executive committee and loan committee of Chattahoochee Bank of Georgia, of which the Company is a 4.9% owner.  Mr. Dorminey’s many years of service in many areas of operations at the Bank and other financial institutions and duties as Chief Executive Officer of the Bank and President of the Company bring a special knowledge of the financial, economic and regulatory challenges the Company faces and makes him well-suited to educating the Board on these matters.

J. Keith Land.  Since 1995, Mr. Land has served on the Board of the Bank.  He has been employed since 1987 as the Planning Manager for Coats and Clark, a textile manufacturer with $170 million in annual sales.  In that position, he has responsibility for material acquisition, warehousing, budgeting and production planning for three plants.  He served on Coats and Clark’s credit union board for five years before joining the Bank’s board in 1995.  He has attended the Georgia Bankers Association’s Director’s College.  His past business experience brings expertise to his service on Board committees.  His participation in our local community for 23 years brings knowledge of the local economy and business opportunities for the Bank.

Antone D. Lehr.  Mr. Lehr is currently retired.  He has served as a director of the Bank since 1980.  From 1988 to 2000, he was the owner of Computer Showcase, a retail computer sales and repair company.  From 1985 to 1988, Mr. Lehr was an owner of a computer consulting training company.  From 1982 to 1985, he was an Assistant Professor at Albany State University, teaching courses in computer science.  Prior to that he served in the United States Marine Corps for 20 years and retired from active service as a Major.  He receives annual training for bank directors and has attended training on executive compensation.  He brings his knowledge of management from the Marines and his computer company to the Bank and the Company.  His participation in our local community for 32 years brings knowledge of the local economy and business opportunities for the Bank.  His technical computer knowledge is useful when the Board considers its information technology needs.

Douglas J. McGinley.  From 1996 until his retirement in 2010, Mr. McGinley has served as the Director of the Dougherty County Jail Facility, a 1,230-bed facility employing over 200 officers, and he has been responsible for developing and executing a $14 million annual budget.  Mr. McGinley has served as chairman of the DB retirement fund with over $32 million in assets and brings his expertise in investments to the Bank.  He has served as a director of the Bank since 1991.  He retired from the United States Marine Corps in 1994 as a Lieutenant Colonel after 27 years of active duty.  He is a graduate of the Georgia Bankers Association’s Director’s College.  His past business experience brings expertise to his service on Board committees.  His participation in our local community for 35 years brings knowledge of the local economy and business opportunities for the Bank.

Carol W. Slappey.  Ms. Slappey has served as President of the Bank since 2003.  She has served as a director of the Bank since 2001.  She also serves as Albany Market President and Chief Retail Administrative Officer of the Bank.  From 1993 to 2003, she served as Executive Vice President and Chief Operating Officer of the Bank responsible for retail operations.  Prior to that, she served as a lender, chief operating officer and president of Georgia Federal Bank.  Ms. Slappey’s many years of service in many areas of operations at the Bank and other financial institutions and duties as President of the Bank bring a special knowledge of the financial, economic and regulatory challenges the Company faces and makes her well-suited to educating the Board on these matters.

J. Lee Stanley.  Mr. Stanley was Chief Appraiser for Lee County, Georgia for 31 years until his retirement in 2007.  He served as the Senior Magistrate Judge in the Georgia State Court in Lee County from 2001 to 2009 and was Lee County Chief magistrate Judge for the prior 15 years.  Mr. Stanley is a licensed realtor and certified appraiser, particularly in residential property valuation.  He has been associated with Goodyear and Goodyear, a local real estate firm specializing in plantation, farm and commercial properties. He has served on the Board of the Bank since 1996.  Mr. Stanley brings management, legal and real estate knowledge to the Board.  His participation in our local community for 41 years brings knowledge of the local economy and business opportunities for the Bank.

Director Compensation

Directors of the Company (excluding those who also are executive officers and receive no compensation as directors) receive compensation for their service on the Board of Directors and Board Committees of the Company and the Bank.  The fees paid are for service on all boards and committees, and are on the basis of a flat annual retainer.  The directors are not paid additional fees for service on various committees or for their attendance at Board or Board Committee meetings.  No stock awards or option awards were granted to the directors in 2010.  The directors have access to the Company’s Santa Rosa, Florida condominium for business and personal use.

We maintain a Directors' Retirement Plan, which is a non-qualified retirement plan for directors of Heritage Financial Group, Inc. who are not also officers or employees of the Company.  This retirement plan is administered by the Compensation Committee, which selects participants in the plan.  Directors in the plan are credited with every month of service since August 1, 2001, plus up to 120 months of service prior to that date.  The benefits under the plan are monthly payments for the lesser of 180 months or actual months of service under the plan, in an amount set forth in the participant's plan agreement.  All of the non-employee directors of Heritage Financial Group, Inc. are participants in the plan.  Directors Burger and Lehr will be entitled to monthly benefits of $2,000 per month upon retirement, and Directors McGinley, Stanley and Land will be entitled to monthly benefits of $1,000 per month upon retirement.  All amounts required to be accrued with respect to these payments have been accrued, and there were no accruals under the plan in 2010.  All directors were fully vested in this plan as of December 31, 2010.

The following table sets forth the compensation the Company’s directors (excluding those who are executive officers) received during 2010.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)	Total
Antone D. Lehr	$62,000	$1,190	$63,190
Joseph C. Burger, Jr.	$57,600	$1,190	$58,790
Douglas J. McGinley	$30,600	$1,190	$31,790
J. Lee Stanley	$28,500	$1,190	$29,690
J. Keith Land	$28,500	$1,190	$29,690
_________________________________
(1)
The amounts represent dividends paid on unvested portions of restricted stock awards.  The directors also received perquisites and other personal benefits in addition to the compensation above during the periods stated.  The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $10,000 or 10% of the total of their respective annual compensation and, therefore, have been omitted as permitted by the rules of the SEC.

BOARD OF DIRECTORS MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS

Board Meetings, Independence, Ethics and Other Matters

The Board of Directors of Heritage Financial Group, Inc. generally meets on a monthly basis, holding additional special meetings as needed.  During fiscal 2010, the Board of Directors of Heritage Financial Group, Inc. held nineteen regular meetings and nine special meetings, including meetings held by the board of Old Heritage prior to the completion of the second-step conversion.  No director of Heritage Financial Group, Inc. attended fewer than 75% of the Board meetings held during 2010.  The Company’s policy is for all directors to attend its annual meeting of stockholders.  All of our directors attended last year’s annual meeting of the stockholders of Old Heritage.

The Board applies the independence standard in the Nasdaq listing standards to its directors.  The Board has determined that five of our seven directors, Directors Lehr, Burger, McGinley, Stanley and Land qualify as "independent directors" as that term is defined in those Nasdaq standards.  As further required by those Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.  In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and its management.

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees.  The Code of Business Conduct and Ethics addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code is designed to deter wrongdoing and to promote honest and ethical conduct, full and accurate disclosure, compliance with all applicable laws, rules and regulations, prompt internal reporting of violations of the Code and accountability for adherence to the Code.  You may obtain a copy of the Code free of charge by writing to the Corporate Secretary of the Company, 721 North Westover Boulevard, Albany, Georgia 31707or by calling (229) 878-2055.  In addition, the Code of Business Conduct and Ethics has been filed with the SEC as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and is available on our website at www.eheritagebank.com “About Us - Investor Relations -  Governance Documents.”

Stockholders may communicate directly with the Board of Directors by sending written communications to Joseph C. Burger, Jr., Independent Director, HeritageBank of the South, 721 North Westover Boulevard, Albany, Georgia 31707.

Board Leadership Structure and Risk Oversight

Leadership Structure.  The Board believes that our leadership structure, with separate persons serving as our Chairman of the Board and Chief Executive Officer, is in the best interests of our stockholders at this time.  Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership of our management and employees.  Our Chairman is responsible for providing guidance to our Chief Executive Officer and presides over meetings of the Board of Directors.  We believe that the role of a separate Chairman also enhances the independent oversight of the management of the Company and ensures that our Board is fully engaged with the Company’s strategy and how it is being implemented.  Moreover, the separation of these positions allows Mr. Dorminey to better focus on his primary responsibilities of overseeing the implementation of the Company’s strategic plans and daily operations.

Role in Risk Oversight.  Risk is inherent with the operation of every financial institution, and how well an institution manages risk determines its success.  We face a number of risks, including but not limited to credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of the risks the Company faces, while the Board has ultimate responsibility for the oversight of risk management.  The Board believes that risk management, including setting appropriate risk limits and monitoring mechanisms, is an integral component and cannot be separated from strategic planning, annual operating planning, and daily management of the Company.  Consequently, the Board reviews and monitors risks while overseeing and assessing the Company’s various business units.  Consistent with this approach as well as based on the belief that certain risks require an oversight focus that a Board committee can better provide, the Board integrated the oversight or risk areas with Board Committees, including the Audit Committee, Compensation Committee and the Risk Management Committee of the Bank.  Risks related to internal controls, financial reporting and compliance are overseen by the Audit Committee.  The Compensation Committee oversees risks related to compensation and incentive plans.  The Risk Management Committee of the Bank works with management toward optimizing the risk/return profile of the Bank’s loan portfolio, setting appropriate credit risk limits and policies, and assisting the Board with credit risk oversight.  In addition, it oversees all other material risks, including interest rate risk, liquidity and capital adequacy.  These committees regularly provide reports of their activities and recommendations to the full Board.  In support of those activities, members of senior management regularly attend Board Committee meetings and meetings of the Board to report on the primary areas of risk facing the Company and to respond to any questions or concerns raised by the directors.

Board Committees

The Board of Directors of Heritage Financial Group, Inc. has established a number of committees that are responsible for different aspects of its operations.  During the year ended December 31, 2010, no director of Heritage Financial Group, Inc. attended fewer than 75% of the total meetings of the committees on which the board member served during this period.

The Board of Directors of Heritage Financial Group, Inc. has standing Audit, Compensation, and Nominating Committees and has adopted written charters for each of those committees.  You may obtain a copy of these documents free of charge by writing to: Secretary, Heritage Financial Group, Inc., 721 North Westover Boulevard, Albany, Georgia 31707, by calling (229) 878-2055, or by visiting our website, www.eheritagebank.com “About Us - Investor Relations - Governance Documents.”

Audit Committee.  The Audit Committee is composed of Directors Burger (chair), McGinley and Stanley, each of whom is "independent" as that term is defined for audit committee members in the NASD Marketplace Rules.  The Board of Directors has determined that Mr. Burger is an "audit committee financial expert" as defined in the rules of the SEC.  The Audit Committee, along with Bank Directors Cassity and Scott, also serves as the audit committee of the Bank.  The Audit Committee is scheduled to meet at least quarterly and on an as-needed basis.  The Audit Committee hires an independent registered public accounting firm and reviews the audit report prepared by the independent registered public accounting firm.  In addition, the functions of the Audit Committee include: (1) reviewing significant financial information, including all quarterly reports and press releases containing financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures; (2) ascertaining the existence of effective accounting and internal control systems; (3) reviewing the results of our internal compliance evaluations of Heritage Financial Group, Inc. and the Bank; and (4) overseeing the entire audit function, both internal and independent, including reviewing all reports received from the independent auditor.  In 2010, the Audit Committee met five times.

Compensation Committee.  The Compensation Committee is composed of Directors Lehr (chair), Burger and McGinley.  In 2010, the Compensation Committee met four times.  The Compensation Committee discharges the Board of Director's responsibilities relating to the compensation of the Company's executive officers and other key management personnel, and makes recommendations to the Board regarding director compensation.  The Compensation Committee administers a non-qualified retirement plan and the 2006 Equity Incentive Plan.  The Compensation Committee reviews all compensation policies and issues and determines the compensation and benefit levels for all officers and employees, based on recommendations by Mr. Dorminey for all persons excluding him.  This Committee also acts as the compensation committee for the Bank.  The functions of the Compensation Committee under its charter include the following responsibilities: (1) review the Company's compensation plans in light of the Company's goals and objectives with respect to such plans, and, if the Committee deems appropriate, adopt or recommend to the Board the adoption of new incentive-compensation plans, equity-based plans, other compensation plans or amendments to existing plans; (2) oversee the evaluation of management of the Company, including the Chief Executive Officer and other executive officers, and establish compensation for these officers; and (3) review and approve corporate goals and objectives relevant to management's compensation; and (4) determine and approve compensation levels based on these reviews and on a number of factors, including but not limited the Company's financial performance, relative stockholder return and the value of similar incentive awards available to management of similar companies.

Nominating Committee.  The Nominating Committee is composed of Directors McGinley (chair), Stanley and Land.  In 2010, the Nominating Committee met once.  It is responsible for the annual selection of management's nominees for election of directors and officers.  Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee.  The nominees for election at the Annual Meeting identified in this proxy statement were recommended to the Board by the Nominating Committee.  The functions of the Nominating Committee under its charter include the following responsibilities:

•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

•	review nominations submitted by stockholders addressed to the Company's Secretary in compliance with the Company's charter and bylaws using the same criteria as all other nominations;

•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

•	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company no earlier than 120 days prior to the meeting date and no later than 90 days prior to the meeting date. If, however, less than 100 days' notice of the date of the meeting is given or made to stockholders by public notice or mail, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer or employee of the Company or the Bank.  None of our executive officers has served on the board of directors or the compensation committee of any other entity that has an executive officer serving on Company 's Board of Directors or on the Compensation Committee of Company 's Board of Directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement and, based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.  This report is furnished by the Compensation Committee of the Company’s Board of Directors:
Antone D. Lehr (Chairman)
Joseph C. Burger, Jr.
Douglas J. McGinley

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be soliciting material or to be incorporated by reference into or filed in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, if this Proxy Statement is incorporated by reference into any such filing, unless Heritage Financial Group, Inc. specifically incorporates this Report therein.

Management is responsible for the Company’s internal controls, financial reporting process and compliance with applicable laws and regulations.  Mauldin & Jenkins, LLC, our independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statement in accordance with generally accepted auditing standards and issuing a report thereon.  As the members of the Audit Committee, it is our responsibility to monitor and oversee these processes.  The Audit Committee reviewed and discussed the 2010 audited financial statements with management.

The Audit Committee of Heritage Financial Group, Inc. reviewed the services performed by our independent registered public accounting firm, Mauldin & Jenkins, LLC and oversaw and discussed the policies and procedures for the engagement of that firm and the overall scope and plans for the annual audit.  The Audit Committee also discussed with the Mauldin & Jenkins, LLC the results of the 2010 audit, the evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee reviewed with Mauldin & Jenkins, LLC the fees paid to the firm.

The Audit Committee also reviewed and discussed with Mauldin & Jenkins, LLC, the independence of the firm from the Company, including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee) and the written disclosures.  In addition, the Audit Committee received the written disclosures and the letter from Mauldin & Jenkins, LLC, required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.

In fulfilling our oversight responsibility of reviewing the services performed by the Company’s independent registered public accounting firm, we carefully reviewed the policies and procedures for the engagement of the independent registered public accounting firm by the Audit Committee.  We met with the internal auditors and independent registered public accounting firm, both with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Heritage Financial Group, Inc.'s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each of these officers filed with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.  Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of these certifications.  The Audit Committee has reviewed and discussed with the management the Company's fiscal 2010 audited financial statements

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the fiscal 2010 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

This report is furnished by the Audit Committee of the Company’s Board of Directors:

Joseph C. Burger, Jr. (Chairman)
Douglas J. McGinley
J. Lee Stanley

EXECUTIVE OFFICERS AND TRANSACTIONS WITH MANAGEMENT

Executive Officers of the Company Who Are Not Directors

T. Heath Fountain.  Mr. Fountain, age 35, has served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer since February 2011.  He oversees all back office support functions, including loan and deposit operations, information technology, accounting, human resources and central reporting.  He had served as Senior Vice President and Chief Financial Officer since 2007.  Mr. Fountain joined the Company in 2003 as an investment advisor with the Bank and moved into the accounting area of the Company in 2006.  In 2006, he was appointed to Controller and Director of Investor Relations.  From 2000 to 2003, Fountain was an investment advisor with Synovus.  From 1997 to 2000, he was an auditor with Mauldin & Jenkins, CPAs.  Mr. Fountain is a graduate of the University of Georgia, holding a degree in accounting and is a Certified Public Accountant.

O. Mitchell Smith.  Mr. Smith, age 57, has served as Executive Vice President and Chief Credit Officer since 2005.  Mr. Smith was Senior Credit Officer and Director of Credit Administration, responsible for loan policy and credit administration at ABC Bancorp, Moultrie, Georgia, from 2003 to 2005.  From 2001 to 2003, he served as a Loan Review Manager at ABC Bancorp.

David A. Durland.  Mr. Durland, age 50, has served as Executive Vice President and Chief Banking Officer of the Holding Company and the Bank since February 2011.  He oversees sales and client relationship functions, managing and working directly with market presidents and the managers of each of the Bank's primary lines of business, including mortgage, investment services, marketing and cash management.  He also has served as President of the Bank’s Valdosta Region since July 2010.  Prior to that, he served as CEO of First State Bank and Trust in Valdosta, Georgia, an affiliate of Synovus, since January 2000.  In that position he managed all the aspects of this commercial bank with over $575 million in assets and the number one deposit market share in Valdosta, Georgia.

Business Relationships and Transactions with Executive Officers, Directors and Related Persons

Like many financial institutions, HeritageBank of the South has followed a policy of granting loans to our officers, directors and employees, which fully complies with applicable federal and state regulations.  Directors and executive officers may receive automobile loans at rates available to all employees of the Bank, which rates may be preferential to those available to persons not related to the Bank.  Otherwise, all loans to directors and executive officers are made in the ordinary course of business and are made on substantially the same terms and conditions as those prevailing at the time for comparable loans to persons not related to the lender and in accordance with our underwriting guidelines.  In the opinion of management, these loans do not involve more than the normal risk of collectibility or present other unfavorable features.  At December 31, 2010, loans to directors and executive officers totaled $9.1 million, and no individual director or executive officer had more than $120,000 in loans with rates preferential to those available to the general public.

The law firm of Moore, Clark, DuVall and Rodgers, P.C. serves as general counsel to the Company and the Bank.  James H. Moore, III, a director of HeritageBank of the South, is the managing partner of Moore, Clark, DuVall and Rodgers, P.C.  The Company made payments totaling $599,474 to that firm for legal services provided in the year ended December 31, 2010.  The terms of these payments are comparable to those provided for between similarly situated unrelated third parties in similar transactions.  The Company leases office space for its investment services division in a commercial office building owned by MCDR Properties, LLC.  Mr. Moore is a member of MCDR Properties, LLC.  The Company made lease payments of $24,000 per year to MCDR Properties, LLC, during 2010.  The terms of this lease are comparable to similar leases in the area between unrelated third parties.

COMPENSATION DISCUSSION AND ANALYSIS

The following is an overview and analysis of our compensation program, our objectives in establishing the short-term cash incentives, long-term equity incentives and retirement components of our compensation program, the material compensation decisions we have made under this program and the material factors we considered in making these decisions.  Following this Compensation Discussion and Analysis, there are a series of tables containing specific compensation awarded, earned or paid in 2010 to the following named executive officers:  O. Leonard Dorminey, President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank; T. Heath Fountain, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of the Company and the Bank; Carol W. Slappey, Executive Vice President of the Company and President of the Bank; and O. Mitchell Smith, Executive Vice President and Chief Credit Officer of the Company and the Bank.

Overview.  The Company’s executive compensation program and policies are administered by the Compensation Committee of Heritage’s Board of Directors.  See “Board of Directors’ Meeting and Committees and Corporate Governance Matters - Compensation Committee.”

The Compensation Committee has full responsibility and discretion to evaluate and compensate our executive officers within the parameters of our compensation principles and philosophy.  It oversees or administers all components of our compensation program.  The Compensation Committee members are the only persons who set Mr. Dorminey’s compensation, and they review Mr. Dorminey’s performance on an ongoing basis.  Though the overall responsibility for setting compensation belongs to the Compensation Committee, Mr. Dorminey assists the Compensation Committee in establishing types and levels of compensation for all employees and officers, except for him.  Mr. Dorminey reviews the performance of the other executive officers and provides the Compensation Committee with compensation recommendations based on those reviews.  Our human resources manager advises the Compensation Committee on various benefit plans and programs made available to all employees, including the named executive officers.

Philosophy and Objectives of Compensation Programs.  The Compensation Committee has established a broad-based compensation program to enable the Company and the Bank to attract, motivate and retain talented and dedicated executives, orient their executives toward the achievement of business goals and link the compensation of its executives to the Company’s success.  The Compensation Committee seeks to establish compensation levels that attract highly effective executives who work well as a team.  Our compensation philosophy is based on established principles for all pay practices and aligns with our corporate values, which are to conduct our business with character, compassion, class and competition.  These values are reflected in the Company’s compensation programs by ensuring competitive and fair practices.  A primary focus of our compensation program is to compensate actual performance, using realistic incentive thresholds.  The overriding principles in setting types and amounts of compensation are:

•	Merit/Performance Based – Individual compensation is linked to the successful achievement of performance objectives.

•	Market Competition – Total compensation attracts, retains and motivates our top performers at a competitive level in our market.

•
Stockholder Balance – Compensation components that align the interests of key management, especially the named executive officers, with those of stockholders in furtherance of the goal of increasing stockholder value.

In setting executive compensation and benefits in line with this philosophy, the Compensation Committee has established a full compensation package that includes base salary, annual incentive bonus compensation, equity compensation, benefits and perquisites.  The Compensation Committee uses quantitative and qualitative factors in setting the types and amounts of these compensation components granted to each named executive officer and other employees.  Our compensation programs seek to reach an appropriate balance between base salary (to provide competitive fixed compensation) and significant incentive opportunities in performance-based cash bonuses (to provide short-term rewards for meeting performance goals) and equity compensation (to provide long-term rewards based on the Company’s performance and to align executives’ interests with the interests of stockholders).  These programs are established to coordinate pay to executive officers with the Company’s long-term goals, to maintain an appropriate balance between short- and long-term goals and incentives and to align appropriate risk-taking with compensation incentives.

As a federally regulated financial institution holding company, the Company is required to have sound incentive compensation practices that do not encourage imprudent risk-taking by employees and that are consistent with safety and soundness.  This requires incentives that appropriately balance risk and reward by not encouraging short-term profits at the expense of short- or long-term excessive risk or loss to the Company, especially without any negative impact on the compensation of the employees who received incentives for the short-term profits.  In addition, the Company needs to integrate its incentive compensation practices with effective internal controls and risk management.  In addition, the incentive compensation practices should be supported by strong corporate governance with active and effective oversight by the Compensation Committee and the Board.

The Company provides the opportunity for certain executive officers to be protected under employment agreements with severance and change in control provisions.  These agreements assist the Company in attracting and retaining qualified officers.  See “– Employment Agreements” and “Potential Termination and Change in Control Payments”

Components of Executive Compensation.  The components of the Company’s compensation programs are as follows:

Base Salary.  Base salary is established for each executive to reflect the potential contribution of the executive to the achievement of the Company’s and the Bank’s business objectives and to be competitive with base salaries paid by other institutions.  The level of each executive officer’s base salary is designed to reward performance for carrying out the required day-to-day activities and responsibilities of each officer’s position.  The Compensation Committee utilizes outside resources to ascertain appropriate base salaries for our officers and other employees, primarily peer compensation information provided from various industry resources.  The Compensation Committee also is cognizant of the salaries paid by other non-financial institution companies in the Bank’s market area with which it believes the Bank competes for executives.  We increase base salaries based upon competitive market needs, our past and expected financial performance and the individual executive’s performance.  Base salary is a large element of the compensation program, because it fairly compensates individuals for fulfilling their daily responsibilities and obligations.  The 2011 base salaries for our named executive officers are:  O. Leonard Dorminey – $350,000, T. Heath Fountain – $155,000, Carol W. Slappey – $220,000, O. Mitchell Smith – $155,000 and David A. Durland – $220,000.

Annual Cash Bonus Compensation.  The Compensation Committee may reward the named executive officers with a discretionary cash bonus based on its review of the Company’s performance during each fiscal year.  There is no specific measurement to be met for the award of bonuses, and the Committee can determine not to award any bonuses at all.  The Compensation Committee believes it is often appropriate to award bonuses to the named executive officers if the Company achieves performance objectives established each year in our strategic plan in order to reward them for performance beyond that for which they earn their salary.  The designated areas of Company performance reviewed by the Committee when considering the payment of annual bonuses are successful negotiations and bids on acquisitions, internal growth,  profit, productivity, and the integration of acquisitions, all of which are balanced to build stockholder value.  If the Company’s performance in these designated areas meets or exceeds the designated thresholds, the Compensation Committee may provide for discretionary cash bonuses.

Equity Compensation.  The Company has utilized equity compensation in the form of stock options, restricted stock and an ESOP to align the interests of its named executive officers with the interests of stockholders and to reward those individuals’ contributions to its franchise value over time.

Old Heritage maintained a 2006 Equity Incentive Plan for the benefit of selected directors, officers and employees, which became the Company’s plan in the second-step conversion.  The named executive officers have received restricted stock with tandem share units and stock options with tandem stock appreciation rights under this plan.  This plan was transferred to the Company and these awards were adjusted by the 0.8377 exchange ratio in the second-step conversion.  These awards all had delayed five-year vesting as an incentive for continued service, though there is accelerated vesting under certain circumstances, including a change in control of the Company or the death or disability of the participant.  There are 50,690 shares available for additional awards under the Plan.  In Proposal 2, the Company is asking stockholders to adopt a new stock-based incentive plan that will provide for grants of stock options and restricted stock awards for up to 573,481 shares of the Company’s stock.

Old Heritage adopted an ESOP in June 2005, which purchased shares of Old Heritage stock with a loan from Old Heritage and those shares were converted into shares of Heritage Financial Group, Inc. in the second-step conversion.  The ESOP purchased another 327,677 shares of the Company’s stock in the second-step stock offering with a $3.3 million loan from the Company.  The ESOP currently owns 669,107 shares of Heritage Financial Group, Inc.  All employees with at least 1,000 service hours in a 12-month period are eligible to participate in the plan.  The ESOP loans are repaid principally by Bank contributions to the plan over the life of the loans.  As the borrowings are paid down, shares are allocated to eligible employees based on a ratio of each participant’s compensation to total compensation.  ESOP account balances vest after five years of service or upon a change in control, if earlier.

Retirement Benefits.  The Company provides certain retirement benefits to all employees and others to executives to enable them to maintain a quality standard of living in retirement.  These benefits are intended to help us attract and retain highly effective executives and other employees.  The Company has a pension plan, 401(k) plan and non-qualified plans for executives, all to ensure its employees have adequate income levels after employment.

Heritage sponsors a defined benefit pension plan that provides pension benefits for eligible employees, which does not include new hires after 2008.  This plan includes all our named executive officers, with the exception of Mr. Durland.  These eligible employees participate on a noncontributing basis, assuming they meet certain age and length-of-service requirements.  The pension plan provides for pension benefits when a participant reaches age 65, equal to a percentage of the participant’s final average salary, subject to applicable regulatory limits.  The applicable percentage is based on the individual’s years of credited services, up to 15 years, and allows for payment of up to 50% of the individual’s final average salary subject to regulatory limits.  This benefit fully vests after seven years of service. For additional information regarding this plan, see “Executive Compensation – Pension Benefits.”

The Company offers participation in the Bank’s 401(k) plan to employees who have attained age 21 and three months of continuous employment.  Participants may make salary reduction contributions to the 401(k) plan up to the maximum permitted by federal regulation.  The Company matches 50% of the employee’s 401(k) deferral up to 4% of salary.  These matching contributions vest 20% per year over a five-year period after one year of employment or immediately upon retirement at age 65 or older.

These two tax qualified plans are funded by the Company to provide retirement income for non-executive employees at normal retirement age of approximately 60% to 70% of pre-retirement income for employees that dedicate their career to Heritage.

Because tax-qualified plans limit funding for certain highly compensated employees so that they do not provide the executives with 60% to 70% of pre-retirement income, Heritage maintains a non-qualified executive deferral and excess/matching contribution program, or deferred compensation plan, for certain senior executives that dedicate their career to Heritage, including Mr. Dorminey and Ms. Slappey, which allows them to defer a portion of their income into a non-qualified deferral program to supplement retirement earnings from the tax-qualified plans.  Heritage pays a matching contribution of up to 8% of each participant’s income (less any match under the 401(k) plan) and an amount equal to amounts we were unable to pay a participant under the tax-qualified plans because of federal tax law limits.  It also makes an excess contribution equal to amounts not contributed to qualified ERISA plans due to limits resulting from the executive’s high compensation level.  Interest is credited to each participant’s account on a quarterly basis at the U.S. Government rate on 10-year Treasury notes at the prior-quarter end, which rate is not at above-market levels.  Mr. Dorminey and Ms. Slappey participate in this program, which enables them to supplement their retirement income under our tax-qualified plans to provide them with approximately 10% of their salary at retirement as retirement income, if and to the extent they participate in the program.  For additional information regarding this plan, see “Executive Compensation - 2010 Non-Qualified Deferred Compensation and - Potential Termination and Change in Control Payments.”

The Company also maintains a non-qualified supplemental executive retirement plan (“SERP”) for key employees that dedicate their career to Heritage, including certain named executive officers.  The SERP is an unfunded, non-contributory defined benefit plan by which Heritage pays supplemental pension benefits to certain key employees upon retirement.  The amount of the benefit is based on a formula that takes into account the participant’s past and future earnings and years of service.  Mr. Dorminey and Ms. Slappey are covered under this plan.  The deferred compensation program and SERP are designed to provide career executive officer retirees, in conjunction with Social Security, tax qualified retirement plans and the ESOP, with approximately 70% of their pre-retirement income.  Under the SERP, the annual benefit is equal to 2% of the average of the two highest amounts of annual cash compensation received over the five years before retirement times up to 15 years of service not to exceed the lesser of $95,000 or the 30% of the average of the two highest amounts of annual cash compensation received over the five years before retirement.  The Company accelerated the vesting under this plan, and Mr. Dorminey and Ms. Slappey are now fully vested under this plan.  The estimated present value of the payout is accrued over the expected service period, and the Bank purchases life insurance (BOLI) at a cash surrender level adequate to cover the accrual up to 25% of Tier 1 capital.  The benefit is to be paid out monthly over 15 years. For additional information regarding this plan, see “Executive Compensation - Pension Benefits and - Potential Termination and Change in Control Payments.”

Other Benefit Plans.  The Company provides certain officers, including the named executive officers, with long-term care insurance that provides .  It also provides those same individuals with life insurance of two times each person’s salary to be paid to beneficiaries designated by the officer.

The Company provides health and welfare benefits to all employees, including the named executive officers, to provide them an opportunity to have access to health care and a quality standard of living if their health deteriorates.  These benefits, which are commensurate with that available in the Bank’s market area, include comprehensive medical and dental coverage, life insurance, and short- and long-term disability insurance.  In addition, the named executive officers are afforded long-term care insurance.

Perquisites.  Heritage provides perquisites designed to enhance our success.  Executive officer education is provided at industry conferences, seminars and schools, sometimes with spousal travel expenses.  Dues to country clubs, social clubs and service organizations and business development payments for executive officers are paid to encourage community involvement and build business relationships.  Mr. Dorminey is provided with a company car, and the value of his personal use of the car is included in his taxable income.  Certain executives also may have access to the Company’s Santa Rosa, Florida condominium for personal and business use.

Employment Agreements.  Each of our named executive officers have employment agreements with the Company and/or the Bank.  These agreements provide for special payments to these executives in the case of a change in control of the Company or an involuntary termination of the executive for other than cause (as defined in the agreements).  These agreements are common for executives of publicly traded financial companies, and the Company believes these agreements are important in order to attract and retain qualified executive management.  The appropriateness of protection for executives in the event of a change in control increased as a result of the second-step conversion, which is one reason the Bank entered into new employment agreements with two executives in 2010 and another in 2011.  Certain of our benefit plans provide for accelerated payments or other benefits upon a change in control or an involuntary termination of the executive for other than cause.

Mr. Dorminey and Ms. Slappey have employment agreements with the Bank, each of which provides for a five-tear term that is extended on a daily basis.  Under these agreements, the current salary levels are $350,000 and $220,000, respectively, and are subject to increase based on annual reviews.  The agreements also provide for equitable participation by the executives in all executive and employee benefit plans and programs.  If, other than in connection with a change in control of the Company or the Bank, Mr. Dorminey’s or Ms. Slappey’s employment is terminated by the Bank without cause, the executive will continue to be paid his or her then-current salary, bonus and employee benefits for the remaining term of the agreement.  If, other than in connection with a change in control of the Company or the Bank, Mr. Dorminey’s employment is terminated by Mr. Dorminey following a material reduction of his duties and responsibilities (i.e., constructive termination), he will continue to be paid his or her then-current salary, bonus and employee benefits for the remaining term of the agreement.  If, in connection with a change in control of the Company or the Bank, Ms. Slappey’s employment is terminated by Ms. Slappey following a material reduction of her duties and responsibilities (i.e., constructive termination), she will continue to be paid her then-current salary, bonus and employee benefits for the remaining term of the agreement.  For both Mr. Dorminey and Ms. Slappey, if this constructive termination is within 24 months after a change in control then the Bank must continue to pay salary and benefits and a 40% of salary bonus three years.  The value of the severance benefits for a termination in connection with a change in control includes a “gross-up” provision pursuant to which each officer would be provided additional payments in the event any payments or benefits provided for in the agreement are subject to an excise tax penalty under the Internal Revenue Code.  Heritage Financial Group, Inc. or the acquirer would not be able to deduct as an expense any payments under this excise tax provision.  The purpose of this gross-up provision is to provide each officer, on an after-tax basis, with 100% of any penalty tax paid on the change-in-control payments or benefits and 100% of any penalty tax payable as a result of the gross-up payment.  In addition, in instances of a constructive termination, the remaining unvested stock options and unvested restricted stock immediately vest.  If Mr. Dorminey terminates employment for no good reason and does not obtain banking related employment in the area, the Bank must continue to pay annual salary, bonus and benefits at the time of the termination for two years.  To receive all these continued benefits, the officer must not violate a non-compete clause during the term of the continued compensation coverage.  Each officer also is subject to a two year confidentiality provision.  Mr. Dorminey also has a three-year employment agreement with the Company, with three-year renewals on the anniversary date, if the contract has not been terminated.  Under that agreement, the Company agrees to pay its appropriate portion of the payments and benefits due under his Bank employment agreement.  For additional information regarding these payments and benefits, see “Executive Compensation - Potential Termination and Change in Control Payments.”

In July 2010, the Bank entered into employment agreements with Messrs. Fountain and Smith.  These agreements had initial two-year terms, with one-year extensions on the first anniversary of the effective date and on each anniversary thereafter, subject to certain notice and review provisions.  These agreements provide for initial annual salaries of $135,017 for Mr. Fountain and $139,074 for Mr. Smith and for any salary increases thereafter and a provision of other benefits.  Under the agreements the Bank may terminate Messrs. Fountain’s or Smith’s employment without cause, upon 120 days written notice and either officer may terminate his employment for “good reason,” which is constructive termination within 24 months of a change in control of the Company, through a reduction in salary or bonus, a material relocation or a material adverse impact on employment circumstances).  In either instance, the Bank would be obligated to continue to pay the officer his annual salary and benefits at the time of the termination for two years and, at the end of each calendar year during that two-year period, an amount equal to the average annual discretionary bonus, as a percentage of total annual compensation, that the employee received during the three calendar years prior to his termination.  To receive these continued benefits, the officer must not violate a one year non-compete clause or a two year non-solicitation provision.  Each officer also is subject to a two year confidentiality provision.  For additional information regarding these payments and benefits, see “Executive Compensation - Potential Termination and Change in Control Payments.”

In April 2011, the Bank entered into a new employment agreement with Mr. Durland.  This agreement has an initial two-year term, with one-year extensions on the first anniversary of the effective date and on each anniversary thereafter, subject to certain notice and review provisions.  This agreement provide for initial annual salary of $220,000 and for any salary increases thereafter and a provision of other benefits.  Under the agreement, the Bank may terminate Mr. Durland’s employment without cause, upon 120 days written notice and either officer may terminate his employment for “good reason,” which is constructive termination within 24 months of a change in control of the Company, through a reduction in salary or bonus, a material relocation or a material adverse impact on employment circumstances).  In either instance, the Bank would be obligated to continue to pay the officer his annual salary and benefits at the time of the termination for one year and, at the end of that calendar year, an amount equal to the average annual discretionary bonus, as a percentage of total annual compensation, that the employee received during the three calendar years prior to his termination.  To receive these continued benefits, Mr. Durland must not violate a one year non-compete clause or a two year non-solicitation provision.  Mr. Durland also is subject to a two year confidentiality provision.

Tax Considerations.  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1 million paid to certain highly compensated executive officers of publicly held corporations.  Qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met.  The Compensation Committee reviews and considers the potential consequences of Section 162(m) to Heritage.  The Company reserves the right to use its judgment to authorize compensation to any employee that does not comply with the Section 162(m) exemptions for compensation it believes is appropriate.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are conditioned upon a change in control.  Individuals receiving parachute payments in excess of three times their base amount are subject to a 20% excise tax on the amount of the excess payments.  If excess parachute payments are made, the Company and the Bank would not be entitled to deduct the amount of the excess payments.  Each employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

EXECUTIVE COMPENSATION

The following tables and accompanying text and footnotes sets forth a summary of compensation paid by the Company and the Bank to its named executive officers, including amounts deferred to future periods, retirement benefits and potential payments in instances of involuntary termination or a change in control.

2010 Summary Compensation Table

This table summarizes certain compensation paid to the named executive officers in 2010.  There were no stock awards or option awards granted to these executives in 2010.  The Company does not provide any above-market rate earnings on balances in the deferred compensation plan.  These executive officers received perquisites and other personal benefits during 2010 in addition to the compensation noted below; however no individual received $10,000 or more of additional perquisites and other personal benefits.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Change in Pension Value and Nonqualified Compensation Earnings(1)	All Other Compensation	Total

O. Leonard Dorminey	2010	$301,653	$87,504	---	---	$141,861	$67,093(2)	$598,111
Chief Executive Officer	2009	285,533	42,830	---	---	144,040	60,787	533,190
and President of the	2008	285,533	42,830	---	---	55,578	60,986	444,927
Company and Chief
Executive Officer of the
Bank

T. Heath Fountain	2010	$140,015	$38,752	---	---	$14,428	$36,370(3)	$229,565
Executive Vice	2009	120,021	14,402	---	---	16,422	23,457	174,302
President, Chief	2008	110,000	13,202	24,750(4)	10,451(5)	7,449	25,663	191,515
Financial Officer and
Chief Administrative
Officer of the Company
and the Bank

Carol W. Slappey	2010	$186,656	$55,003	---	---	$76,199	$44,225(6)	$362,083
Executive Vice	2009	175,538	26,331	---	---	116,319	37,695	355,883
President of the	2008	175,538	26,331	---	---	24,205	44,055	270,129
Company and
President of the Albany
Region of the Bank

O. Mitchell	2010	$139,069	$20,861	---	---	$10,022	$40,901(7)	$210,853
SmithExecutive Vice	2009	135,018	16,202	---	---	66,379	31,906	249,505
President and Chief	2008	135,018	13,502	---	---	29,660	38,708	216,888
redit Officer of the
C Company and the
Bank
_________________________________
(1)
Represents the changes during the years shown in the table in the actuarial present value of the named executive officer's accumulated benefit under our defined benefit pension plan.  For Mr. Dorminey and Ms. Slappey, there were no amounts accrued under the SERP in 2010.   Includes a 2010 matching contribution of $25,952 for Mr. Dorminey and $14,961 for Ms. Slappey in the deferred compensation plan.

(2)
Includes a $3,900 business development payment, a matching contribution of $4,900 in our 401(k) plan, $17,549 allocation under the ESOP plan, a payment of $12,879 in accrued vacation, a dividend payment of $5,756 on unvested shares of restricted stock, $4,763 in social club dues, $6,679 for long-term disability insurance, $4,900 for personal use of the Company's condominium, $1,774 for personal use of the Company's automobile and $3,992 in premiums for life insurance and long-term care insurance.

(3)
Includes a matching contribution of $3,668 in our 401(k) plan, $13,600 allocation under the ESOP plan, a payment of $11,923 in accrued vacation, a dividend payment of $952 on unvested shares of restricted stock, $3,048 in social club dues, $348 for long-term disability insurance, $2,100 for personal use of the Company's condominium and $730 in premiums for long-term care insurance and life insurance.

(4)
Reflects the aggregate grant date fair value of the 2008 restricted stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“FASB ASC Topic 718”).  The assumptions used in calculating these amounts are included in Note 16 to the Consolidated Financial Statements contained in our Annual Report to Stockholders and our 2010 Annual Report on Form 10-K filed on March 31, 2011.

(5)
Reflects the aggregate grant date fair value of the 2008 stock options computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“FASB ASC Topic 718”).  The assumptions used in calculating these amounts are included in Note 16 to the Consolidated Financial Statements contained in our Annual Report to Stockholders and our 2010 Annual Report on Form 10-K filed on March 31, 2011.

(6)
Includes a $3,900 business development payment, a matching contribution of $4,900 in our 401(k) plan, $17,549 allocation under the ESOP plan, a payment of $8,462 in accrued vacation, a dividend payment of $2,974 on unvested shares of restricted stock, $1,750 for personal use of the Company's condominium, $1,534 for personal use of the Company's automobile and $3,156 in premiums for long-term care insurance and life insurance.

(7)
Includes a matching contribution of $3,311 in our 401(k) plan, $11,861 allocation under the ESOP plan, a payment of $5,616 in accrued vacation, a dividend payment of $714 on unvested shares of restricted stock, $3,048 in social club dues, $391 for long-term disability insurance, $13,200 in a car allowance and $2,759 for long-term care insurance and life insurance.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding unexercised options and unvested restricted stock owned by our named executive officers as of December 31, 2010.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested		Market Value of Shares or Units That Have Not Vested
	Exercisable	Unexercisable

O. Leonard Dorminey	89,131	22,283	(1)	$14.97	5/19/2016	8,929	(2)	$110,898	(3)

T. Heath Fountain	7,371	1,843	(1)	$14.97	5/19/2016	739	(2)	$9,178	(3)
	1,842	2,765	(4)	$13.43	1/01/2018	1,106	(2)	13,737	(3)

Carol W. Slappey	46,240	11,561	(1)	$14.97	5/19/2016	4,614	(2)	$57,306	(3)

O. Mitchell Smith	11,057	2,765	(1)	$14.97	5/19/2016	1,108	(2)	$13,761	(3)
_______________________
(1)	These option awards vest and become exercisable on May 19, 2011.
(2)	These stock awards vest on May 19, 2011.
(3)	The market value is based on the closing market price of $12.42 as of December 31, 2010.
(4)	These option awards began vesting in five equal annual installments on January 1, 2009.

Option Exercises and Stock Vested During Fiscal Year

The following table sets forth information about restricted stock of Old Heritage owned by the named executive officers that vested during the year ended December 31, 2010, as adjusted by the 0.8377 exchange ratio in the closing of the second-step conversion.  No named executive officers exercised any stock options during 2010.

	Stock Awards
Name	Number of Shares Acquired on Vesting(1)		Value Realized on Vesting(2)

O. Leonard Dorminey	8,929	(1)	$127,685	(2)

T. Heath Fountain	739	(1)	$10,568	(2)
	1,106	(3)	$9,578	(4)

Carol W. Slappey	4,614	(1)	$65,980	(2)

O. Mitchell Smith	1,108	(1)	$15,844	(2)
___________________________
(1)
These stock awards vested on May 19, 2010.  The amount of shares of Old Heritage that vested were multiplied by the 0.8377 exchange ratio and converted into the number of the Company’s shares reflected in the table.

(2)	The market value is based on the closing market price of Old Heritage of $11.98 on May 19, 2010, which was adjusted by the 0.8377 exchange ratio to $14.30.
(3)
These stock awards vested on January 1, 2010.  The amount of shares of Old Heritage that vested were multiplied by the 0.8377 exchange ratio and converted into the number of the Company’s shares reflected in the table.

(4)	The market value is based on the closing market price of Old Heritage of $7.25 on December 31, 2009, which was adjusted by the 0.8377 exchange ratio to $8.66.

2010 Non-Qualified Deferred Compensation

The following table sets forth information about the non qualified deferred compensation payable to two of our named executive officers through our non-qualified executive deferral and excess/matching contribution program during the year ended December 31, 2010.

Name	Executive Contributions in Last Fiscal Year (1)	Registrant Contributions in Last Fiscal Year (2)	Aggregate Earnings in Last Fiscal Year (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End(4)

O. Leonard Dorminey	$25,952	$25,952	$9,259	---	$340,832

Carol W. Slappey	$24,827	$14,961	$7,068	---	$257,865
_______________________
(1)	All amounts also are reported as compensation in the 2010 Summary Compensation Table under the “Salary” column.
(2)	Amounts represent matching contributions made by the Company during 2010, which also are reported in the 2010 Summary Compensation Table under the “All Other Compensation” column.
(3)	None of the amounts shown are reported as compensation in the 2010 Summary Compensation Table as none of these earnings constitute above-market rate earnings.
(4)
Of the aggregate balances shown, $94,825 for Mr. Dorminey and $53,503 for Ms. Slappey were reported as compensation in the Company’s or Old Heritage’s Summary Compensation Table for 2010 and prior years.

Pension Benefits

The following table sets forth information regarding benefits payable to the named executive officers under the defined benefit pension plan and, for Mr. Dorminey and Ms. Slappey, under the SERP.  Information regarding to the pension plan is provided by the SilverStone Group, who is the third party actuary for the plan.

Name	Plan Name	Number of Years Credited Service		Present Value of Accumulated Benefit		Payments During Last Fiscal Year

O. Leonard Dorminey	Pension Plan	15	(4)	$669,660	(1)	---
	SERP	15	(2)	$986,068	(3)	---

T. Heath Fountain	Pension Plan	7		$68,098	(1)	---

Carol W. Slappey	Pension Plan	15	(4)	$844,527	(1)	---
	SERP	15	(2)	$905,625	(3)	---

O. Mitchell Smith	Pension Plan	5		$220,747	(1)	---
______________________
(1)	This present value was calculated by SilverStone Group, assuming a retirement age of 65, a discount rate of __% and mortality rates of ___ years under the 2000 RP Mortality (generational) table.
(2)	This is the maximum amount of years of service allowed under the SERP.
(3)	The present value was calculated using a discount rate of 5% and assuming all payments are made over the 15 year term of the plan.
(4)	This is the maximum amount of years of service allowed under the Pension Plan.

Potential Payments Upon Termination or Change in Control

As discussed above in the Compensation Discussion and Analysis, each named executive officer has an employment agreement that provides for payments to each officer in the event of an involuntary termination (generally a termination without cause or a constructive termination as defined in their employment agreements or the relevant benefit plan) of the individual or a change in control of the Company or the Bank.  In addition, each officer may receive accelerated or increased benefits under the certain compensation plans or programs, if they are involuntarily terminated or if the Company or the Bank undergoes a change in control.  None of the named executive officers receive any increased or accelerated benefits or payments if he or she is terminated for cause or voluntarily terminates his or her employment (as defined in their employment agreements or the relevant benefit plan, though all vested payments and benefits as of the termination date are provided to the individual.)

The following tables provides information respecting these payments to be made and benefits to be granted to the named executive officers in the event of a change in control of the Company and/or the officer’s separation or “constructive termination” (as defined in the officer’s employment agreement)  from the Company.  For purposes of quantifying these potential payments and benefits, the triggering termination or change in control is deemed to have occurred on December 31, 2010.   These tables exclude amounts accrued through that date in the normal course of employment, equity awards that have vested before that date and payments or benefits that would be made through plans or programs available to all employees with no preferential treatment for executives, such as our ESOP, pension plan and 401(k) plan.

	Name of Compensation Plan or Program
	Employment Agreement		Deferred Compensation Plan (a)	SERP (b)	Equity Incentive Plan		Life Insurance
Triggering Event			O. Leonard Dorminey:
Voluntary Termination	$1,088,609	(c)	$340,832	$986,068	---		---
Retirement	---		$340,832	$986,068	---		---
Termination With Cause	---		$340,832	$986,068	---		---
Termination Without Cause	$2,721,522	(d)	$340,832	$986,068	---		---
Change of Control(e)	---		---	---	$110,898	(f)	---
Change of Control with Termination(g)	$1,632,913	(h)	$340,832	$986,068	---		---
Disability Termination	---		$340,832	$986,068	$110,898	(f)	---
Death(i)	---		$340,832	$986,068	$110,898	(f)	$700,000	(j)

			Carol W. Slappey:
Voluntary Termination	---		$257,865	$825,183	---		---
Retirement	---		$257,865	$825,183	---		---
Termination With Cause	---		$257,865	$825,183	---		---
Termination Without Cause	$1,718,815	(k)	$257,865	$825,183	---		---
Change of Control(e)	---		---	---	$57,306	(f)	---
Change of Control with Termination(g)	$1,031,289	(l)	$257,865	$825,183	---		---
Disability Termination	---		$257,865	$825,183	$57,306	(f)	---
Death(i)	---		$257,865	$825,183	$57,306	(f)	$440,000	(j)
_________________________
(a)
This is the amount of the monthly payment that would be made over five years based on the executive’s account balance at the assumed trigger date.  The account balance consists of compensation earned and deferred by the executive plus certain contributions by the Bank, including matching contributions, excess benefit contributions and quarterly interest at the 10-year U.S. Treasury bond rate.  Due to certain tax laws, the initiation of the 60 monthly payments will be delayed at least six months from the triggering event.

(b)
This is the Equivalent Actuarial Value of the total benefit based on the 5% interest rate factor under the SERP.  The Annual Benefit is equal to two percent of the average of the individual’s two highest levels of annual compensation over prior five years times years of service up to 15, subject to a maximum of the lesser of 30% of the individual’s two highest levels of annual compensation over prior five years or $95,000.  For Mr. Dorminey and Ms. Slappey, this Annual Benefit in the table is assumed to be $95,000 and $79,500.  This Annual Benefit would be paid out monthly over 15 years, unless the Bank had the option to, and did, choose to pay a lump sum equal to the Equivalent Actuarial Value.

(c)
This amount will be paid out monthly over two years, assuming the executive does not obtain local employment in the banking business.  It includes the executive’s continued salary of $350,000 for two years, two year-end bonuses of $140,000 and estimated benefits over the two years valued at $54,304 per year.

(d)
This amount will be paid out monthly over five years, assuming the executive does not obtain local employment in the banking business.  It includes the executive’s continued salary of $350,000 for five years, five year-end bonuses of $140,000 each and estimated benefits over the five years valued at $54,304 per year.

(e)	Payment or benefit is triggered solely by a change in control, whether or not the executive is terminated.
(f)
Under the Equity Incentive Plan, all awards that have not yet vested are deemed to be fully vested as of the date of change in control, disability termination or death.  As the exercise price for all unvested stock options was below the market price on December 31, 2010, there is no benefit for the acceleration of those awards.  The reported amount reflects the value of the restricted stock received due to the acceleration of vesting based on the closing price of $12.42 on December 31, 2010.

(g)	Includes constructive terminations as defined in the executive’s employment agreement.
(h)
This amount will be paid out monthly over three years, assuming the executive does not obtain local employment in the banking business.  It includes continued salary of $350,000 for three years, three year-end bonuses of $140,000 each, and other estimated benefits over the three years valued at $54,304 per year.

(i)	All payments and benefits go to executive’s designated beneficiaries or heirs.
(j)	Amount reflects life insurance proceeds equal to two times the executive’s current salary.
(k)
This amount will be paid out monthly over five years, assuming the executive does not obtain local employment in the banking business.  It includes the executive’s continued salary of $220,000 for five years, five year-end bonuses of $80,000 each and estimated benefits over the five years valued at $35,763 per year.

(l)
This amount will be paid out monthly over five years, assuming the executive does not obtain local employment in the banking business.  It includes the executive’s continued salary of $220,000 for five years, five year-end bonuses of $80,000 each and estimated benefits over the five years valued at $35,763 per year.

	Name of Compensation Plan or Program
	Employment Agreement		Equity Incentive Plan		Life Insurance
Triggering Event

	T. Heath Fountain:
Termination Without Cause	$412,294	(a)	---		---
Change of Control(b)	---		$22,902	(c)	---
Change of Control with Termination(d)	$412,294	(a)	---		---
Disability	---		$22,902	(c)	---
Death(e)	---		$22,902	(c)	$310,000	(f)

	O Mitchell Smith:
Termination Without Cause	$418,803	(g)	---		---
Change of Control(b)	---		$13,761	(c)	---
Change of Control with Termination(d)	$418,803	(g)	---		---
Disability Termination	---		$13,761	(c)	---
Death(e)	---		$13,761	(c)	$310,000	(f)
______________________
(a)
This amount will be paid out monthly over two years.  It includes the executive’s continued salary of $155,000 for two years, two year-end bonuses of $26,700 each and estimated benefits over the two years valued at $24,447 per year.

(b)	Payment or benefit is triggered solely by a change in control, whether or not the executive is terminated.
(c)
Under the Equity Incentive Plan, all awards that have not yet vested are deemed to be fully vested as of the date of change in control, disability termination or death.  As the exercise price for all unvested stock options was below the market price on December 31, 2010, there is no benefit for the acceleration of those awards.  The reported amount reflects the value of the restricted stock received due to the acceleration of vesting based on the closing price of $12.42 on December 31, 2010.

(d)	Includes constructive terminations as defined in the executive’s employment agreement.
(e)	All payments and benefits go to executive’s designated beneficiaries or heirs.
(f)	Amount reflects life insurance proceeds equal to two times the executive’s current salary.
(g)
This amount will be paid out monthly over two years.  It includes the executive’s continued salary of $155,000 for two years, two year-end bonuses of $19,117 each and estimated benefits over the two years valued at $35,284 per year.

PROPOSAL 2

APPROVAL OF HERITAGE FINANCIAL GROUP, INC. 2011 EQUITY INCENTIVE PLAN

Purpose

The Company has a 2006 Equity Incentive Plan that provides for the issuance of restricted stock, restricted share units, stock options and stock appreciation rights to directors, officers and employees.  There are only 50,690 shares available for additional awards under that plan.  The Compensation Committee and the Board believe it is in the best interests of the Company and its stockholders to adopt the 2011 Incentive Plan for the purpose of: (1) promoting the long-term growth, health and profitability of the Company; (2) providing directors, advisory directors, officers and employees of Heritage Financial Group, Inc. and its affiliates with an incentive to achieve corporate objectives without incurring imprudent risks; (3) attracting and retaining directors, advisory directors, officers and employees of outstanding competence to the Company and the Bank; and (4) providing those individuals with a proprietary interest in the Company aligned with the interests of our stockholders.  In furtherance of these objectives, the Board of Directors adopted the 2011 Incentive Plan, subject to approval by the stockholders at this annual meeting.

The 2011 Incentive Plan will allow Heritage Financial Group, Inc. to grant or award additional stock options, stock appreciation rights, restricted stock and restricted stock units to directors, advisory directors, officers and other employees of Heritage Financial Group, Inc. or the Bank. The 2011 Incentive Plan will become effective as of the date it is approved by the stockholders.

A summary of the 2011 Incentive Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the 2011 Incentive Plan, a copy of which is attached to this document as Appendix A.  We believe the 2011 Incentive Plan complies with the requirements of the Office of Thrift Supervision.  The Office of Thrift Supervision does not endorse or approve the 2011 Incentive Plan in any manner.

If the plan is approved, and awards are granted under the 2011 Incentive Plan, it will have a dilutive effect on Heritage Financial Group, Inc.’s stockholders and will impact Heritage Financial Group, Inc.’s net income and stockholder’s equity, although the actual results cannot be determined until the plan is implemented and awards are granted.

Number of Shares That May Be Awarded

The aggregate number of shares of common stock of Heritage Financial Group, Inc. reserved and available for issuance under the 2011 Incentive Plan is 573,481, which represents 6.58% of the total outstanding shares.  The fair market value of the Company’s shares was $___, based on the closing price of the common stock on April 25, 2011.  Only shares actually issued to participants or retained or surrendered to satisfy tax withholding obligations for awards under the 2011 Incentive Plan count against this total number of shares available under the Plan.  The 573,481 shares of the Company’s common stock available under the 2011 Incentive Plan are subject to adjustment in the event of certain business reorganizations.

The 2011 Incentive Plan provides for the use of authorized but unissued shares to fund awards.  To the extent we use authorized but unissued shares to fund awards under the Plan; the awards will have the effect of diluting the holdings of persons who own our common stock.  Assuming all awards under the 2011 Incentive Plan are awarded and exercised through the use of authorized but unissued common stock, current stockholders would be diluted by approximately 6.18%.

Under the 2011 Incentive Plan, the Compensation Committee may grant stock options and stock appreciation rights that, upon exercise, result in the issuance of 409,429 shares of Heritage Financial Group, Inc. common stock. This amount represents 10.0% of the Company’s common stock, less the amount of shares reserved under the 2006 Incentive Plan for similar awards as adjusted by the 0.8377 exchange ratio in the second-step conversion.  The 2011 Incentive Plan also provides that no person may be granted stock options and stock appreciation rights with respect to more than 102,407 shares of Heritage Financial Group, Inc. common stock.

Under the 2011 Incentive Plan, the Compensation Committee may grant restricted stock and restricted stock units for an aggregate of 163,852 shares of Heritage Financial Group, Inc. common stock.  This amount represents 4% of the Company’s common stock, less the amount of shares reserved under the 2006 Incentive Plan for similar awards as adjusted by the 0.8377 exchange ratio in the second-step conversion.  The 2011 Incentive Plan also provides that no person may be granted restricted stock or restricted stock units for more than 40,963 shares of Heritage Financial Group, Inc.

Any shares subject to an award that terminates, expires or lapses for any reason are available for additional awards if the 2011 Incentive Plan is still in effect.  Shares used to pay the exercise price of a stock option and shares used to satisfy tax withholding obligations will not be available for future awards.

Eligibility to Receive Awards
The Compensation Committee may grant awards under the 2011 Incentive Plan to directors, advisory directors, officers and employees of Heritage Financial Group, Inc. and its subsidiaries.  The Compensation Committee will select persons to receive awards among the eligible participants and determine the number of shares for each award granted.

Administration of the 2011 Incentive Plan
The 2011 Incentive Plan will be administered by the Compensation Committee of Heritage Financial Group, Inc., which shall consist of at least two members, each of whom must be a "Non-Employee Director" and an "Outside Director," as those terms are described in the 2011 Incentive Plan. The Compensation Committee will:

•	interpret the 2011 Incentive Plan;

•	select persons to receive stock options, stock appreciation rights and restricted stock awards from among the eligible participants;

•	determine the types of awards and the number of shares to be awarded to participants;

•	set the terms, conditions and provisions of the stock options or stock appreciation rights and restricted stock awards consistent with the terms of the 2011 Incentive Plan; and

•	establish rules for the administration of the 2011 Incentive Plan.

The Compensation Committee has the power to interpret the 2011 Incentive Plan and to make all other determinations necessary or advisable for its administration.

In granting awards under the 2011 Incentive Plan, the Compensation Committee will consider, among other factors, the position and years of service of the individual, the value of the individual's services to Heritage Financial Group, Inc. and its subsidiaries and the added responsibilities of these individuals as employees, directors and officers of a public company.

Terms and Conditions of Awards Under the 2011 Incentive Plan

Stock Options.  The Compensation Committee may grant stock options to purchase shares of Heritage Financial Group, Inc. common stock at a price that is not less than the fair market value of the common stock on the date the option is granted.  The fair market value is the last sale price as quoted on the Nasdaq Global Market.

Stock options may not be exercised later than 10 years after the grant date.  A participant will be permitted to pay the exercise price of his or her option in cash, by delivering shares of the Company’s common stock that he or she already owns having an aggregate market value equal to the aggregate exercise price, or by a combination of cash and shares.  The participant also will be permitted to pay the exercise price through a cashless exercise facilitated through a broker.

Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the 2011 Incentive Plan to officers and employees may be designated as "incentive stock options."  Incentive stock options may not be exercised later than 10 years after the grant date.  Options that are not designated and do not otherwise qualify as incentive stock options are referred to in this document as "non-qualified stock options."

The Compensation Committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the forms in which, payment of the exercise price with respect to the stock option may be made.  All stock options granted must vest over at least five years.  Unless otherwise determined by the Compensation Committee or set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for one year for terminations due to death or disability and three months for other terminations, or until the expiration of the stock option by its terms if sooner.  Upon any termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

Stock options granted and outstanding will require an expense accrual by Heritage Financial Group, Inc. each quarter based on the anticipated value of the options.  This valuation is based on a number of factors, including the vesting period for the options, the exercise price and the fair market value of the common stock.

Stock Appreciation Rights.  The Compensation Committee may grant stock appreciation rights, which give the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price.  The exercise price may not be less than the fair market value of the common stock on the date the right is granted.  Upon the exercise of a stock appreciation right, the holder will receive the amount due in shares of Heritage Financial Group, Inc. common stock.  Stock appreciation rights may be related to stock options ("tandem stock appreciation rights"), in which case the exercise of one award will reduce to that extent the number of shares represented by the other award.  Stock appreciation rights may not be exercised later than 10 years after the grant date.

Unless otherwise determined by the Compensation Committee or set forth in the written award agreement evidencing the grant of the stock appreciation right, upon termination of service of the participant for any reason other than for cause, all stock appreciation rights then currently exercisable by the participant shall remain exercisable for one year for terminations due to death or disability and three months for other terminations, or until the expiration of the stock appreciation right by its terms if sooner.

The Compensation Committee will determine the time or times at which a stock appreciation right maybe exercised in whole or in part, however, except as described under “Acceleration of Vesting,” all rights granted must vest over at least five years.

Stock appreciation rights will require an expense accrual by Heritage Financial Group, Inc. each year for the appreciation on the stock appreciation rights that it anticipates will be exercised.  The amount of the accrual is dependent upon whether, and the extent to which, the stock appreciation rights are granted and the amount, if any, by which the market value of the stock appreciation rights exceeds the exercise price.

Restricted Stock Awards.  The Compensation Committee is authorized to grant restricted stock, which are shares of Heritage Financial Group, Inc. common stock subject to forfeiture and limits on transfer until the shares vest, and restricted stock units, which are rights to receive shares of Heritage Financial Group, Inc. common stock subject to similar limits as on restricted stock.

The Compensation Committee will establish a restricted period of at least five years, subject to acceleration as described under “Acceleration of Vesting,” during which, or at the expiration of which, the restricted stock awards vest and shares of common stock awarded shall no longer be subject to forfeiture or restrictions on transfer.

During the vesting period the recipient of restricted stock will have all the rights of a stockholder, including the power to vote and the right to receive dividends with respect to those shares.  No such rights apply to restricted stock units, until shares are issued for those units.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

The Compensation Committee has the right to determine any other terms and conditions, not inconsistent with the 2011 Incentive Plan, upon which a restricted stock award shall be granted.

Prohibition on Repricing

Except as discussed below under “- Adjustments for Changes in Capitalization,” stock options and stock appreciation rights awarded under the 2011 Incentive Plan may not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted stock option or stock appreciation right.

Acceleration of Vesting

Upon a change in control of Heritage Financial Group, Inc. or upon the termination of the award recipients’ service due to death or disability, all unvested awards under the 2011 Incentive Plan vest as of the date of that change in control or termination.  Subject to compliance with applicable federal regulations, the Compensation Committee also has the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any awards, or to remove any or all of such restrictions, whenever it may determine that this action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant date.

Clawback of Awards

The Compensation Committee, at is sole discretion, may require the repayment, return, reversal, or termination of any award made under the Plan. if the Award was: (1) granted based on materially inaccurate financial statements that require a restatement; if discovered within 24 months of the filing of the inaccurate financial statements or (2) was the result of fraud, by the recipient in determining or presenting the Company’s or recipient’s performance on which the award was based.  In addition, if required by regulations of the Office of Thrift Supervision, directors and executive officers who hold options and stock appreciation rights issued under the 2011 Incentive Plan must exercise or forfeit those awards in the event the Bank becomes critically undercapitalized, is subject to certain formal enforcement actions or receives a regulatory capital directive.

Adjustments for Changes in Capitalization

In the event of any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution or other similar corporate transaction or event, that affects the shares of the Company’s common stock, the Compensation Committee must, in whatever manner it deems to be equitable in order to prevent dilution or enlargement of rights, adjust the number of shares as to which future awards may be made under the 2011 Incentive Plan and the number of shares underlying and exercise prices of outstanding awards.

Change in Control

Unless the Compensation Committee provides otherwise in the award agreement, all outstanding unvested stock options, stock appreciation rights and restricted stock vest in full upon a change in control of the Company.

Forfeiture of Awards

If the holder of an unvested award terminates service other than due to death, disability or a change in control, the unvested award will be forfeited by the holder. Upon any termination of service for cause, all stock options or stock appreciation right, not previously exercised shall be forfeited immediately by the holder.

Transferability of Awards

Stock options, stock appreciation rights, and unvested restricted stock awards may be transferred only upon the death of the holder to whom it was awarded, by will or the laws of inheritance.  Stock options and stock appreciation rights may be transferred during the lifetime of the holder to whom it was awarded only pursuant to a qualified domestic relations order.

Amendment and Termination of the 2011 Incentive Plan

The 2011 Incentive Plan shall continue in effect for a term of 10 years, after which no further awards may be granted. The board of directors may at any time amend, suspend or terminate the 2011 Incentive Plan or any portion thereof, except to the extent stockholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Stockholder approval will generally be required with respect to an amendment to the Incentive Plan that will: (1) increase the aggregate number of securities that may be issued under the 2011 Incentive Plan, except as specifically set forth under the plan; (2) materially increase the benefits accruing to participants under the 2011 Incentive Plan; (3) materially change the requirements as to eligibility for participation in the 2011 Incentive Plan; or (4) change the class of persons eligible to participate in the 2011 Incentive Plan. No amendment, suspension or termination of the 2011 Incentive Plan, however, will impair the rights of any participant, without his or her consent, in any award already granted.

Federal Income Tax Consequences

Under current federal tax law, the non-qualified stock options granted under the 2011 Incentive Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to Heritage Financial Group, Inc. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by Heritage Financial Group, Inc. The optionee's tax basis for the shares is the market value of the shares at the time of exercise.

Neither the grant nor the exercise of an incentive stock option under the 2011 Incentive Plan will result in any federal tax consequences to either the optionee or Heritage Financial Group, Inc., although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee’s alternative minimum tax. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and Heritage Financial Group, Inc. will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise. Heritage Financial Group, Inc. will be entitled to a corresponding deduction.

Recipients of shares granted under the 2011 Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine the fair market value on the date of the grant of the restricted stock.  They also will recognize ordinary income equal to their dividend or dividend equivalent payments when these payments are received.

Benefits to Named Executive Officers and Others

No award under the 2011 Incentive Plan will be granted by the Compensation Committee until after the plan is approved by stockholders.  All awards will be made at the sole discretion of the Compensation Committee.  Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2011 Incentive Plan in the future.

Vote Required for Approval

The affirmative vote of a majority of the shares eligible to be cast at the annual meeting is required to approve the 2011 Incentive Plan.

Your Board of Directors recommends that you vote "FOR" this proposal.

PROPOSAL 3

ADVISORY (NON-BINDING) RESOLUTION TO
APPROVE EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this proxy statement and present for a vote at the Annual Meeting an advisory, non-binding stockholder resolution to approve the compensation of our executives, as described in this proxy statement pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a “say on pay” proposal, gives stockholder s the opportunity to endorse or not endorse the compensation of the Company’s executives as described in this proxy statement in the Compensation Discussion and Analysis and the tabular and other narrative disclosure on the compensation of our named executive officers.

This non-binding advisory resolution will be presented at the Annual Meeting as follows:

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the Compensation Discussion and Analysis and the tabular and other narrative disclosure on the compensation of our named executive officers in the Company’s proxy statement for the Annual Meeting.

This vote will not be binding on the Company’s Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It also will not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

As disclosed in more detail in “Compensation Discussion and Analysis,” the Compensation Committee has a very deliberate and thoughtful process for establishing a broad-based compensation program for our executives.  The overall goal of this compensation program is to help the Company and the Bank attract, motivate and retain talented and dedicated executives, orient its executives toward the achievement of business goals, and link the compensation of its executives to the Company’s success.  Executive compensation determinations are a complex and demanding process.  The Compensation Committee exercises great care and discipline in its analysis and decision-making and recognizes our stockholders’ interest in executive compensation practices.  The Compensation Committee seeks to establish compensation levels that attract highly effective executives who work well as a team and that are aligned with our corporate values to conduct our business with character, compassion, class and competition.  A primary focus of our compensation program has been to compensate actual performance.

Our overriding principles in setting types and amounts of compensation are: (1) to link individual compensation to the successful achievement of performance objectives; (2) to attract, retain and motivate our top performers at a competitive level in our market; and (3) to align the interests of key executives and other employees with those of our stockholders in furtherance of our goal to improve stockholder value.  In setting executive compensation and benefits in line with this philosophy, the Compensation Committee has established a full compensation package that includes base salary, annual incentive bonus compensation, equity compensation, benefits and perquisites.

The Board of Directors recommends that you vote FOR the advisory (non-binding) resolution to approve executive compensation.

PROPOSAL 4

ADVISORY (NON-BINDING) VOTE ON TIMING OF
STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we are required to include in this proxy statement and present for an advisory, non-binding stockholder vote at the Annual Meeting to determine the timing of future stockholder votes on executive compensation in the form of resolution presented in Proposal 3 above.  Stockholders are being asked whether a resolution to approve the compensation of our executives should be presented to stockholders every one, two or three years.

After careful consideration, the Board of Directors believes the presentation of a resolution to approve the compensation of our executives should be presented to stockholders for an advisory vote every three years.  In formulating its recommendation, the Board considered the need for executive compensation to be evaluated over the long-term and a sufficient timeframe for stockholders to thoughtfully analyze the Company’s executive compensation program and for the Compensation Committee to consider and address stockholder feedback.  As noted in the “Compensation Discussion and Analysis,” the Compensation Committee believes that a well-structured compensation program should include components that drive the creation of sustainable stockholder value over the long-term and do not simply focus on short-term gains.  Our executive compensation program is designed to support long-term value creation and to align the interests of our executives with those of the stockholders.

We believe that an advisory vote on compensation every three years would allow our executive compensation program to be evaluated in relation to our long-term performance.  Holding a vote on a more frequent basis could encourage a short-term view of compensation and may not provide a meaningful period of time against which our executive compensation program can be evaluated.  The Board also believes that a vote every three years will provide the most effective time-frame for the Company to thoughtfully consider stockholder input reflected by the advisory vote on executive compensation, obtain stockholders’ feedback on the Company’s executive compensation program, and implement any appropriate changes to our program.

We recognize the importance of receiving input from our stockholders on important issues, including executive compensation, and we regularly seek and are open to input from our stockholders regarding a variety of items. We believe that this outreach to stockholders, and our stockholders’ ability to contact us at any time to express their views on executive compensation, or other matters, holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.  If a stockholder has a concern about our executive compensation programs, the Board or our Compensation Committee, either individually or as a group, may be contacted at any time by sending written communications to Joseph C. Burger, Jr., Independent Director, HeritageBank of the South, 721 North Westover Boulevard, Albany, Georgia 31707.

This vote will not be binding on the Company’s Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It also will not affect when the stockholders will be asked to vote on executive compensation in future years.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering when to present stockholders with a resolution to approve executive compensation.

The Board of Directors recommends that you vote FOR the advisory (non-binding) resolution to have stockholders vote on executive compensation every three years.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Firm

During the fiscal years ended December 31, 2010 and 2009, Mauldin & Jenkins, LLC provided various audit and non-audit services to the Company and the Bank.  These services included:  (1) the audit of the Company’s and the Bank’s annual financial statements and review of financial statements included in the Company’s filings with the SEC; (2) consultation on accounting matters; (3) tax advice and tax consultations; and (4) other professional services.

Our Audit Committee has appointed Mauldin & Jenkins, LLC, as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2011.  In making its determination to appoint Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm for the 2011 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Mauldin & Jenkins, LLC, other than audit services, is compatible with maintaining the independence of the outside accountants.

Our stockholders are asked to ratify this appointment at the Annual Meeting.  If the appointment of Mauldin & Jenkins, LLC is not ratified by the stockholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Mauldin & Jenkins, LLC.

In the event our stockholders fail to ratify the selection of Mauldin & Jenkins, LLC, the Audit Committee will consider it as a direction to consider selecting other auditors for the subsequent fiscal year.  Even if the selection of Mauldin & Jenkins, LLC is ratified, the Audit Committee of our Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if our Board determines that such a change would be in the best interest of our company and our stockholders.

A representative of Mauldin & Jenkins, LLC is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Mauldin & Jenkins, LLC as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011.

Pre-Approval of Audit and Non-Audit Services

Pursuant to the terms of its charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditors. The Audit Committee must pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with its charter for the engagement of the independent auditors to render permissible non-audit services to the Corporation, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting. At this time, the Audit Committee has not adopted any pre-approval policies.

Payment of Audit Fees

The aggregate fees billed to the Company by Mauldin & Jenkins, LLC, and its affiliates for the fiscal years ended December 31, 2010 and 2009 were as follows:

	Year Ended December 31,
	2010	2009
Audit Fees(1)	$218,500	$115,000
Audit Related Fees(2)	36,685	62,225
Tax Fees(3)	30,000	40,250
All Other Fees	---	---
                _____________________
(1)	Includes fees related to review of financial information in our SEC filings, including $100,000 for work related to the prospectuses for our 2010 stock offering.
(2)	Professional services rendered related to consultation on accounting matters, including audits of the Company’s employee benefit plans.
(3)	Primarily for tax compliance, tax advice and tax return preparation services.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

All stockholder proposals are subject to the proxy regulations of the SEC and our charter and bylaws.  In order to be eligible for inclusion in Heritage Financial Group, Inc.’s proxy materials for the 2012 annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received in writing at Heritage Financial Group, Inc.’s main office at 721 North Westover Boulevard, Albany, Georgia 31707, no later than January 6, 2012, or if that meeting is more than 30 days before or after June 22, 2012, within a reasonable time before the proxy materials for the meeting would be printed and distributed.

In order for a stockholder proposal to be considered for presentation at the 2012 annual meeting of Heritage Financial Group, Inc. but not for inclusion in our proxy materials for that meeting, stockholder proposals must be received by Heritage Financial Group, Inc. no later than March 24, 2012, and no earlier than February 22, 2012.  If the date of the 2012 annual meeting is before May 6, 2012, or after August 21, 2012, proposals must instead be received by Heritage Financial Group, Inc. no earlier than the 120th day prior to the date of the 2012 annual meeting and no later than the 90th day before that meeting or the 10th day after the day on which notice of the date of the meeting is mailed or public announcement of the date of the meeting is first made.

OTHER MATTERS

We are not aware of any business to come before the Annual Meeting other than those matters described in this proxy statement.  However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Appendix A

Heritage
FINANCIAL GROUP, INC.

2011 EQUITY INCENTIVE PLAN

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Heritage Financial Group, Inc.
2011 Equity Incentive Plan

ARTICLE I
PURPOSE

Section 1.1           General Purpose of the Plan.

The purpose of the Plan is to promote the long-term growth, health and profitability of Heritage Financial Group, Inc. to provide directors, advisory directors, officers and employees of Heritage Financial Group and its affiliates with an incentive to achieve corporate objectives without incurring imprudent risks, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Heritage Financial Group, Inc. aligned with the interests of our stockholders.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.

Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award or any other benefit under this Plan.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to:  (a) receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable; or (b) have the right to exercise any exercisable Options or Stock Appreciation Rights granted to such Participant, following the Participant’s death.

Board means the Board of Directors of Heritage Financial Group, Inc. and any successor thereto.

Change in Control means any of the following events:

(a)           any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of Shares with respect to which 25% or more of the total number of votes for the election of the Board may be cast;

(b)           as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company before the transaction shall cease to constitute a majority of the Board;

(c)           the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

(d)           a tender offer or exchange offer for 25% or more of the total outstanding Shares of the Company is commenced (other than such an offer by the Company).

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means Heritage Financial Group, Inc., a Maryland corporation, and any successor thereto.

Disability means a condition of incapacity of a Participant that renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.  Notwithstanding the above, the term Disability in connection with Incentive Stock Options shall have the meaning specified in Section 22(e)(3) of the Code.

Effective Date means June 22, 2011, which is the date on which the Plan was approved by the stockholders of the Company.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

Fair Market Value means, with respect to a Share on a specified date:

(a)           If the Shares are listed on any established stock exchange or traded on the Nasdaq Stock Market, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Composite Tape or other comparable reporting system for the exchange or market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

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(b)           If the Shares are not traded on a national securities exchange or the Nasdaq Stock Market but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c)           In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

Family Member means with respect to any Participant:

(a)           the lineal ascendants and lineal descendants of such Participant or his spouse, or any one or more of them, or

(b)           an entity wholly owned by, including, but not limited to, a trust the exclusive beneficiaries of which are, one or more of the lineal ascendants or lineal descendants of such Participant or his spouse, or wholly owned jointly by one or more of them and the Participant.

Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.

Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

OTS means the Office of Thrift Supervision and any successor federal agency.

Participant means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means the Heritage Financial Group, Inc. 2011 Equity Incentive Plan, as amended from time to time.

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Qualified Domestic Relations Order means a Domestic Relations Order that:

(a)           clearly specifies:

(i)           The name and last known mailing address of the Option Holder and of each person given rights under such Domestic Relations Order;

(ii)           the amount or percentage of the Option Holder’s benefits under this Plan to be paid to each person covered by such Domestic Relations Order;

(iii)           the number of payments or the period to which such Domestic Relations Order applies; and

(iv)           the name of this Plan; and

(b)           does not require the payment of a benefit in a form or amount that is:

(i)           not otherwise provided for under the Plan; or

(ii)           inconsistent with a previous Qualified Domestic Relations Order.

For the purposes of this Plan, a “Domestic Relations Order” means a judgment, decree or order, including the approval of a property settlement, that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments or marital property rights to a spouse, child or other dependent of a Participant.

Restricted Stock Award means an award of Shares or Share Units pursuant to Article VII.

Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, advisory director, officer or employee of the Company or any Affiliate.

Share means a share of common stock, par value $.01 per share, of Heritage Financial Group, Inc.

Share Unit means the right to receive a Share at a specified future date.

Stock Appreciation Right means the right to receive a payment in Shares measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.

Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.

Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

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Vesting Date means the date or dates on which the grant of an Option or Stock Appreciation Right is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.

ARTICLE III
AVAILABLE SHARES

Section 3.1            Shares Available Under the Plan.

Subject to adjustment under Article IX, the maximum aggregate number of Shares representing Awards shall not exceed 573,481 Shares.  Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.

Section 3.2	Shares Available for Options and Stock Appreciation Rights.

Subject to adjustment under Article IX and the limitations under Section 3.4 below, the maximum aggregate number of Shares that may be issued upon exercise of Options and Stock Appreciation Rights shall be 409,429 Shares, and the maximum aggregate number of Shares that may be issued upon exercise of Options and Stock Appreciation Rights to any one individual in any calendar year shall be 102,407 Shares.

Section 3.3            Shares Available for Restricted Stock Awards.

Subject to adjustment under Article IX and the limitations under Section 3.4 below, the maximum number of Shares that may be issued upon award or vesting of Restricted Stock Awards under the Plan shall be 163,852 Shares and the maximum aggregate number of Shares that may be issued upon award or vesting of Restricted Stock Awards to any one individual in any calendar year shall be 40,963.

Section 3.4            Additional OTS Restrictions.

As long as the Plan is subject to OTS regulations as applicable on the Effective Date, subject to adjustment under Article IX, the following additional restrictions shall apply:

(a)           No Participant shall receive Options and Stock Appreciation Rights with respect to more than 102,407 Shares.

(b)           No Participant shall receive Restricted Stock Awards with respect to more than 40,963 Shares.

(c)           No director or advisory director who is not also an employee of the Company or its Affiliates shall receive Options and Stock Appreciation Rights with respect to more than 20,481 Shares, and all such directors and advisory directors as a group shall not receive Options and Stock Appreciation Rights with respect to more than 122,888 Shares.

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(d)           No director or advisory director who is not also an employee of the Company or its Affiliates shall receive Restricted Stock Awards with respect to more than 8,192 Shares, and all such directors and advisory directors as a group shall not receive Restricted Stock Awards with respect to more than 49,155 Shares.

(e)           No Award may vest beginning earlier than one year from the Effective Date of the Plan, and all Awards shall vest in annual installments of not more than 20% of the total Award.

Section 3.5            Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with a Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued.

ARTICLE IV
ADMINISTRATION

Section 4.1            Committee.

(a)           The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than 2 members of the Board.  Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or a successor rule or regulation, a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director” under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which the Shares are listed.

(b)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2            Committee Powers.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

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(a)           to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards to be issued or granted and the terms and conditions of all Awards;

(b)           with the consent of the Participant, to the extent deemed necessary by the Committee, amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;

(c)           to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d)           to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1            Grant of Options.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.  Only employees of the Company or its Affiliates may receive Incentive Stock Options.

(b)           Any Option granted shall be evidenced by an Award Agreement that shall:

(i)           specify the number of Shares covered by the Option;

(ii)           specify the Exercise Price;

(iii)           specify the Exercise Period;

(iv)           specify the Vesting Date; and

(v)           contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 5.2            Size of Option.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

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Section 5.3            Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4            Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)           the date specified by the Committee in the Award Agreement;

(b)           the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability or a Termination for Cause;

(c)           the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death or Disability;

(d)           as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)           the last day of the ten-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5            Vesting Date.

(a)           The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Option shall be forfeited without consideration;

(ii)           if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)           if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

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Section 5.6             Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)           Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates, unless: (i) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant; and (ii) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

(b)           Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date that is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.

(c)           The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000.

(d)           Any Option under this Plan that is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7            Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares that may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option that remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:

(i)           giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii)           delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii)           satisfying such other conditions as may be prescribed in the Award Agreement.

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(b)           The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i)           in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii)           if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder for a period of more than six months as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii)           by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option also may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8            Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option Holder, other than by will or the laws of descent and distribution or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option that is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion.  If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it.  Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations that would attach thereunder to the Participant.  If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant.  The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

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(b)           The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law.  It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation.  The Company shall not be required to deliver any Shares under the Plan prior to:

(i)           the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which the Shares may then be listed or traded; or

(ii)           the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death.  Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee.  In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate.  If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

Section 5.9            Prohibition Against Option Repricing.

Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option in exchange for another Option or Award at a time when the Exercise Price is less than the Fair Market Value of the Shares.

ARTICLE VI
STOCK APPRECIATION RIGHTS

Section 6.1            Grant of Stock Appreciation Rights.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right.  A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right.  A tandem Stock Appreciation Right only may be granted at the same time as the Option to which it relates.  The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.

(b)           Any Stock Appreciation Right granted shall be evidenced by an Award Agreement that shall:

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(i)           specify the number of Shares covered by the Stock Appreciation Right;

(ii)           specify the Exercise Price;

(iii)           specify the Exercise Period;

(iv)           specify the Vesting Date;

(v)           specify that the Stock Appreciation Right shall be settled in Shares; and

(vi)           contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 6.2            Size of Stock Appreciation Right.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Stock Appreciation Rights shall be determined by the Committee, in its discretion.

Section 6.3            Exercise Price.

The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 6.4            Exercise Period.

The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)           the date specified by the Committee in the Award Agreement;

(b)           the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability or a Termination for Cause;

(c)           the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death or Disability;

(d)           as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)           the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted.

A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

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Section 6.5            Vesting Date.

(a)           The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Award shall be forfeited without consideration;

(ii)           if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)           if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 6.6            Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right that remain unexercised. A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:

(i)           giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and

(ii)           satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised.  The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

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Section 6.7            Limitations on Stock Appreciation Rights.

(a)           A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right that is then unexercised to such Participant’s Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it.  Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all of the rights, privileges and obligations that would attach thereunder to the Participant.  If a privilege of the Stock Appreciation Right depends on the life, Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Service or other status of the Participant.  The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           If the Committee so requests, the Company's obligation to deliver Shares with respect to a Stock Appreciation Right shall be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law.  It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation.  The Company shall not be required to deliver any Shares under the Plan prior to:

(i)           the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which the Shares may then be listed or traded; or

(ii)           the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his death.  Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee.  In the event that the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder's death shall be transferred to the Stock Appreciation Right Holder's estate.  If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.

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Section 6.8            Prohibition Against Stock Appreciation Right Repricing.

Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right or to cancel the Stock Appreciation Right in exchange for another Stock Appreciation Right or Award at a time when the Exercise Price is less than the Fair Market Value of the Shares.

ARTICLE VII
RESTRICTED STOCK AWARDS

Section 7.1            In General.

(a)           Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify:

(i)           the number of Shares or Share Units covered by the Restricted Stock Award;

(ii)           the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares or Share Units;

(iii)           the date of grant of the Restricted Stock Award;

(iv)           the Vesting Date for the Restricted Stock Award;

(v)           as to Restricted Stock Awards awarding Shares, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(vi)           as to Restricted Stock Awards awarding Share Units, the rights of the Participant with respect to attributes of the Share Units that are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances, if any, prior to the Vesting Date pursuant to which Share Units shall be converted to Shares;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b)           All Restricted Stock Awards consisting of Shares shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant and held by the Committee, together with an irrevocable stock power executed by the Participant in favor of the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:

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The common stock evidenced hereby is subject to the terms of an Award Agreement between Heritage Financial Group, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan, copies of which are on file at the executive offices of Heritage Financial Group, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

(c)           Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and the Shares distributed pursuant to such Award shall be distributable only to the Participant during the lifetime of the Participant.

Section 7.2            Vesting Date.

(a)           The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)             if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Shares or Share Units shall be forfeited without consideration;

(ii)            if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and

(iii)           if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 7.3            Dividend Rights.

Unless otherwise set forth in the Award Agreement, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be paid to the Participant at the same time they are paid to all other stockholders of the Company.

Section 7.4           Voting Rights.

Unless otherwise set forth in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.

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Section 7.5            Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Participant’s death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

Section 7.6            Manner of Distribution of Awards.

The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law.  It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation.  The Company shall not be required to deliver any Shares under the Plan prior to: (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VIII
SPECIAL TAX PROVISION

Section 8.1            Tax Withholding Rights.

Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax that the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE IX
AMENDMENT AND TERMINATION

Section 9.1            Termination

The Board may suspend or terminate the Plan in whole or in part at any time prior to the 10th anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the 10th anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

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Section 9.2            Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan, unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.  To the extent OTS regulations are changed subsequent to the Effective Date, the Board shall have the right but not the obligation, to amend or revise the Plan without stockholder approval to conform to the revised regulations.

Section 9.3            Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i)             the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(ii)            the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(iii)           the Exercise Price of Options and Stock Appreciation Rights.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

Section 9.4            Clawback Provision.

The Committee, at is sole discretion, may require the repayment, return, reversal, or termination of any Award if the Award was: (a) granted based on materially inaccurate financial statements that require a restatement; if discovered within 24 months of the filing of the inaccurate financial statements or (b) was the result of fraud, by the Participant in determining or presenting the Company or Participant performance on which the Award was based.  If and only to the extent required by OTS Regulation 563b.500 (a)(12), Option Holders and Stock Appreciation Right Holders that are directors and executive officers of Company or HeritageBank of the South must exercise or forfeit their Options and Stock Appreciation Rights in the event HeritageBank of the South become critically undercapitalized (as defined in OTS Regulation 565.4), is subject to an OTS formal enforcement action or receives a capital directive under OTS Regulation 565.7.

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ARTICLE X
MISCELLANEOUS

Section 10.1          Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 10.2          No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, advisory director or employee of the Company.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

Section 10.3          Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter.  Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 10.4          Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of Georgia without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.  The federal and state courts located in the County or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 10.5          Headings.

The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.

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Section 10.6          Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 10.7          Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

Heritage Financial Group, Inc.
Compensation Committee
721 N. Westover Boulevard
Albany, GA  31707
Attention:  Corporate Secretary

(b)           If to a Participant, to such person’s address as shown in the Company’s records.

Section 10.8          Approval of Stockholders.

The Plan shall be subject to approval by the Company’s stockholders within 12 months before or after the date the Board adopts the Plan.

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 PLEASE MARK VOTES AS IN THIS EXAMPLE        REVOCABLE PROXY HERITAGE FINANCIAL GROUP, INC.  ANNUAL MEETING OF STOCKHOLDERS June 22, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS   1.  The election of Joseph C. Burger, Jr. and Carol W. Slappey as directors of Heritage Financial Group, Inc., each for a term of three years. For   Withhold  For All Except  INSTRUCTIONS:  To withhold authority to vote for any individual nominee mark the box "For All Except" and write the nominee’s name in the space provided below.  The undersigned hereby appoints the members of the Board of Directors of Heritage Financial Group, Inc. and its survivor, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Heritage Financial Group, Inc. common stock held of record by the undersigned at the close of business on April 25, 2011, at the annual meeting of stockholders, to be held on Wednesday, June 22, 2011, and at any and all adjournments or postponements thereof. The Board of Directors recommends a vote "FOR" each of the listed proposals.  2. The approval of the Heritage Financial Group, Inc. 2011 Equity Incentive Plan. For  Against  Abstain   3. The advisory (non-binding) resolution to approve our executive compensation as disclosed in the accompanying Proxy Statement. For  Against  Abstain   4. The advisory (non-binding) vote on how often stockholders shall vote on our executive compensation - every one, two or three years.   Three  Two  One  Abstain   Heritage Financial Group, Inc.’s Proxy Statement, Annual Report and Form of Proxy are available at www.eheritagebank.com (click button marked “________________”).  5. The ratification of the appointment of Mauldin & Jenkins, LLC as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2011. For  Against  Abstain                Stockholder sign above        Co-holder (if any) sign above Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.   Should a director nominee be unable to serve as a director, an event that Heritage Financial Group, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.   This proxy may be revoked at any time before it is voted by delivering to the Secretary of Heritage Financial Group, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later-dated proxy relating to the same shares of Heritage Financial Group, Inc. common stock, or by attending the annual meeting and voting in person.  Attendance at the annual meeting will not in itself constitute the revocation of a proxy.  If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.   By signing this proxy, I (we) acknowledge the prior receipt from Heritage Financial Group, Inc., of the Notice of Annual Meeting scheduled to be held on June 22, 2011, a Proxy Statement dated on or about May 6, 2011 and Heritage Financial Group, Inc.'s Annual Report to Stockholders for the fiscal year ended December 31, 2010.  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.